UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356

Franklin California Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

Annual Report
and Shareholder Letter
June 30, 2016

Franklin California Tax-Free Trust

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Contents

Annual Report
State Update and Municipal Bond Market Overview	3
Franklin California Insured Tax-Free Income Fund	6
Franklin California Intermediate-Term Tax-Free
Income Fund	13
Franklin California Ultra-Short Tax-Free Income Fund	20
Financial Highlights and Statements of Investments	28
Financial Statements	57
Notes to Financial Statements	62
Report of Independent Registered
Public Accounting Firm	73
Tax Information	74
Special Meeting of Shareholders	75
Board Members and Officers	76
Shareholder Information	81

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

State Update and Municipal Bond Market Overview

California’s large and diverse economy continued to expand during the past 12 months under review. Universities, innovative businesses and declining, yet still moderately high, debt ratios supported the state’s expansion. Job growth in the state outpaced that of the nation, positioning its economy for faster overall economic growth and pushing revenues higher. The state gained jobs in most sectors with the largest increases including education and health services; professional and business services; leisure and hospitality; trade, transportation and utilities; and government. Additionally, relatively fewer jobs were lost in the mining and logging and manufacturing sectors. Unemployment declined throughout the period from 6.2% in June 2015 to 5.4% at period-end, although it was still above the 4.9% national rate.1

The state experienced strong revenue trends aided by temporary tax increases and a multi-year bull market for equities. Its largest three revenue sources are personal income tax, sales tax and corporation tax. According to California’s 2016–2017 budget summary, revenues in the state’s general fund could benefit from the growing economy with high levels of capital gains and strong growth in wages. Capital gains-related tax revenues are volatile, however, and might be influenced by unpredictable financial markets. California paid down budgetary debts and continued to align recurring revenues and expenses during the period under review. As a result, the state ended fiscal year 2015 with a balanced budget, while increasing spending for education, health care and social services.

California’s net tax-supported debt was $2,323 per capita and 4.7% of personal income, compared with the $1,025 and 2.5% national medians.2 In April 2016, independent credit rating agency Standard & Poor’s (S&P) affirmed its rating of California’s general obligations bonds at AA- with a stable outlook.3 The rating reflected S&P’s view on the state’s expanding economy, prominent higher education institutions, good and increasing budgetary reserve levels, strong overall liquidity and declining debt ratios. In contrast, S&P cited several challenges to the state including high housing costs, a volatile revenue structure, large retirement benefit liabilities and a large backlog of deferred maintenance and infrastructure. Nevertheless, the stable outlook reflected S&P’s view that California has brought its finances into structural alignment and generated modest operating surpluses.

The municipal bond market outperformed the U.S. Treasury and U.S. stock markets during the 12-month period ended June 30, 2016. Investment-grade municipal bonds, as measured by the Barclays Municipal Bond Index, generated a +7.65% total return for the period, while U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, posted a +6.22% total return.4 U.S. equities, as represented by the Standard & Poor’s® 500 Index, underperformed with a +3.99% total return for the reporting period.4 The underperformance of U.S. equities was partly fueled by concerns about global economic growth, particularly a continuing slowdown in China and sluggish economic activity in Europe and Japan. Sustained price declines in the commodities markets also put downward pressure on U.S. equities. These factors led to a perceived flight to quality, which seemed to benefit municipal bondholders. In addition, in our opinion, municipal bonds continued to offer significant value relative to Treasuries because of their tax-exempt yields and relatively low risk.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through-period end. Although the Fed had hinted for an interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rates unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate. Benchmark 10-year and 30-year tax-exempt interest rates ended the period lower than where they began.

Municipal bond funds finished the period with 39 consecutive weeks of inflows, reflecting solid demand for tax-exempt debt. Bonds with longer maturities generally performed better than bonds with shorter maturities. In addition, high yield municipal bonds fared better than investment-grade municipal bonds. High yield tax-exempt bonds, as measured by the Barclays High Yield Municipal Bond Index, generated a +12.09% total

1. Source: Bureau of Labor Statistics.
2. Source: Moody’s Investors Service, State Debt Medians 2016: Medians - Total Debt Remains Static in 2016, 5/6/16.
3. This does not indicate S&P’s rating of the Fund.
4. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

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STATE UPDATE AND MUNICIPAL BOND MARKET OVERVIEW

return for the period.4 Approximately $349 billion in bonds were issued over the past 12 months; this was offset, however, by the nearly $327 billion in bonds that either matured or were called out of the market, making net supply flat for the period.5

Several developments affected Puerto Rico bonds over the reporting period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances. These challenges also led to liquidity issues including reduced access to the financial markets.

On October 21, 2015, the Obama Administration presented its proposals to help address the Puerto Rico situation to the U.S. Congress. The proposals included: granting Puerto Rico a “super-Chapter 9” framework to reorganize ALL of Puerto Rico’s debts, a Congressionally-created independent fiscal oversight board for the island, equal treatment for Puerto Rico on the disbursement of Medicaid benefits, and Puerto Rico’s participation in the Earned Income Tax Credit program.

The House Committee on Natural Resources introduced a bill, named the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) on May 19, 2016, that would provide an oversight board as well as a restructuring process. PROMESA was approved by Congress and signed into law by President Obama on June 30, 2016. The next step is for President Obama to appoint the members of the oversight board, which we expect will happen in July. It is unclear at this time what potential impact, if any, that PROMESA may have on ongoing restructuring discussions, including discussions with PREPA detailed below.

We look forward to continuing to work with Puerto Rico and its new oversight board to promote responsible solutions to the island’s fiscal and economic problems so it may regain needed access to the capital markets.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds we own. On December 23, 2015, PREPA and more than 70% of its creditors reached an agreement on an Amended and Restated Restructuring Support Agreement (RSA) that would provide, among other things, for a restructuring of PREPA debt at 85 cents on the dollar for some of its outstanding debt, and outlined a Bond Purchase Agreement (BPA) whereby certain of those creditors would purchase new bonds to be issued by PREPA. In our view, the implementation of the RSA would provide the basis for PREPA to provide more reliable and lower-cost service, fund its capital needs for the medium term, help ensure environmental compliance, diversify generation resources to include more natural gas, and provide jobs.

Legislation to establish the necessary securitization framework for the new PREPA debt was passed on February 16, 2016. In June, the Puerto Rico Energy Commission approved a “transition” charge to PREPA customers that will secure the new debt that will be issued to facilitate the PREPA restructuring. In May and June, certain bondholders, including certain Franklin Municipal Bond Funds, purchased $115 million of bonds pursuant to the BPA. The BPA was amended in late June and bondholders, including Franklin Municipal Bond Funds, purchased another $264 million on June 30, 2016.

On April 5, 2016, the Governor signed legislation allowing him to impose a debt moratorium on most debt issued by Puerto Rico and its agencies and that stays all related litigation until January 2017. On April 18, 2016, the Puerto Rico House of Representatives passed an amendment to the Debt Moratorium Act exempting certain credits such as general obligation (GO) bonds, Puerto Rico Sales Tax Finance Corp. (COFINA) debt, and certain securitizations, including the proposed PREPA securitization bond described above. The Puerto Rico Senate approved legislation to exempt PREPA as well as debt from a few other agencies on May 16, 2016. The Governor did not sign this legislation prior to period-end.

In June 2014, Puerto Rico enacted its own bankruptcy law called the Debt Enforcement and Recovery Act (DERA). Certain Franklin Municipal Bond Funds and another fund family quickly brought suit against Puerto Rico saying, among other things, that the U.S. Bankruptcy Code pre-empted DERA. In July 2015, the U.S. Court of Appeals for the First Circuit ruled 3-0 in our favor, affirming the prior ruling by the District Court in Puerto Rico that the U.S. Bankruptcy Code pre-empts DERA. Puerto Rico appealed to the U.S. Supreme Court, which heard the case on March 22, 2016, and on June 13, 2016 ruled 5-2 to uphold the First Circuit ruling.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities,

5. Source: Goldman Sachs Securities Division, Bloomberg.
See www.franklintempletondatasources.com for additional data provider information.

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STATE UPDATE AND MUNICIPAL BOND MARKET OVERVIEW

and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Annual Report

Franklin California Insured Tax-Free Income Fund

We are pleased to bring you Franklin California Insured Tax-Free Income Fund’s annual report for the fiscal year ended June 30, 2016. The Fund closed to all new investments (other than reinvestment of dividends or capital distributions) at the close of market on March 1, 2013.

The Board of Trustees of Franklin California Tax-Free Trust approved a proposal to reorganize the Franklin California Insured Tax-Free Income Fund (the “Fund”) with and into the Franklin California Tax-Free Income Fund. It is anticipated that in the third quarter of 2016, shareholders of the Fund will receive a Proxy and Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about October 28, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in insured municipal securities that pay interest free from such taxes.1,2

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.96 on June 30, 2015, to $13.58 on June 30, 2016. The Fund’s Class A shares paid dividends totaling 52.09 cents per share for the same period.3 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.70%, based on an annualization of June’s 4.37 cent per share dividend and the maximum offering price of $14.18 on June 30, 2016. An investor in the 2016 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.52% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Credit Quality Breakdown*
6/30/16
% of Total
Ratings	Investments
AAA	6.82%
AA	75.49%
BBB	1.15%
Refunded	15.89%
Not Rated	0.65%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.
3. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 31.

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FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

Dividend Distributions*
7/1/15–6/30/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
July	4.27	3.67	4.36
August	4.32	3.72	4.41
September	4.32	3.72	4.41
October	4.32	3.72	4.41
November	4.32	3.72	4.41
December	4.32	3.70	4.42
January	4.37	3.75	4.47
February	4.37	3.75	4.47
March	4.37	3.74	4.47
April	4.37	3.74	4.47
May	4.37	3.74	4.47
June	4.37	3.73	4.47
Total	52.09	44.70	53.24

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Since the 2008 financial crisis, insurance penetration in the municipal bond market has greatly decreased, with fewer qualified bond insurers (rated BBB or better) offering insurance on new issues of municipal securities. These circumstances led to a decrease in the supply of insured municipal securities and a consolidation among municipal bond insurers, thereby concentrating the insurance company credit risk with respect to securities in the Fund’s portfolio among fewer municipal bond insurers. Accordingly, effective at the close of the market on March 1, 2013, the Fund was closed to all new investments (other than reinvestment of dividends or capital gain distributions).

Portfolio Breakdown
6/30/16
% of Total
Investments*
General Obligation	27.2%
Refunded**	21.3%
Hospital & Health Care	10.6%
Transportation	9.7%
Utilities	9.2%
Subject to Government Appropriations	8.8%
Tax-Supported	8.3%
Higher Education	2.7%
Other Revenue	1.5%
Housing	0.7%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

The Board of Trustees of Franklin California Tax-Free Trust approved a proposal to reorganize the Franklin California Insured Tax-Free Income Fund (the “Fund”) with and into the Franklin California Tax-Free Income Fund. It is anticipated that in the third quarter of 2016, shareholders of the Fund will receive a Proxy and Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about October 28, 2016.

Thank you for your continued participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/16	6/30/15	Change
A (FRCIX)	$13.58	$12.96	+$0.62
C (FRCAX)	$13.78	$13.15	+$0.63
Advisor (FZCAX)	$13.61	$12.98	+$0.63

Distributions[1] (7/1/15–6/30/16)
	Dividend
Share Class	Income
A	$0.5209
C	$0.4470
Advisor	$0.5324

See page 11 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Performance as of 6/30/16

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Operating Expenses[4]
A			0.59%
1-Year	+8.99%	+4.32%
5-Year	+41.51%	+6.27%
10-Year	+67.68%	+4.85%
C			1.15%
1-Year	+8.34%	+7.34%
5-Year	+37.66%	+6.60%
10-Year	+58.66%	+4.72%
Advisor[5]			0.50%
1-Year	+9.15%	+9.15%
5-Year	+42.31%	+7.31%
10-Year	+69.19%	+5.40%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[6]	Distribution Rate[7]	Standardized Yield[8]	Standardized Yield[7]
A	3.70%	7.52%	1.35%	2.75%
C	3.25%	6.61%	0.87%	1.77%
Advisor	3.94%	8.01%	1.52%	3.09%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +67.72%
and +6.98%.
6. Distribution rate is based on an annualization of the respective class’s June dividend and the maximum offering price (NAV for Classes C and Advisor) pershareon6/30/16.
7. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and California personal income tax rate of
50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
A
Actual	$1,000	$1,053.20	$3.01
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$2.97
C
Actual	$1,000	$1,050.20	$5.86
Hypothetical (5% return before expenses)	$1,000	$1,019.14	$5.77
Advisor
Actual	$1,000	$1,054.30	$2.55
Hypothetical (5% return before expenses)	$1,000	$1,022.38	$2.51

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.59%; C: 1.15%; and Advisor: 0.50%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin California Intermediate-Term Tax-Free Income Fund

We are pleased to bring you Franklin California Intermediate-Term Tax-Free Income Fund’s annual report for the fiscal year ended June 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years.

Credit Quality Breakdown*
6/30/16
% of Total
Ratings	Investments
AAA	18.49%
AA	51.44%
A	13.30%
BBB	8.37%
Below Investment Grade	0.42%
Refunded	5.23%
Not Rated	2.75%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.01 on June 30, 2015, to $12.50 on June 30, 2016. The Fund’s Class A shares paid dividends totaling 33.46 cents per share for the same period.2 The Performance Summary beginning on page 15 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.51%, based on an annualization of June’s 2.68 cent per

Dividend Distributions*
7/1/15–6/30/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
July	2.83	2.30	2.93
August	2.83	2.30	2.93
September	2.83	2.29	2.93
October	2.83	2.29	2.93
November	2.83	2.29	2.93
December	2.83	2.27	2.93
January	2.76	2.20	2.86
February	2.76	2.20	2.86
March	2.76	2.19	2.86
April	2.76	2.19	2.86
May	2.76	2.19	2.86
June	2.68	2.11	2.78
Total	33.46	26.82	34.66

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

share dividend and the maximum offering price of $12.79 on June 30, 2016. An investor in the 2016 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.10% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 41.

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Annual Report

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Portfolio Breakdown
6/30/16
% of Total
Investments*
Utilities	28.2%
General Obligation	17.5%
Tax-Supported	15.8%
Subject to Government Appropriations	8.4%
Transportation	7.3%
Refunded**	6.8%
Higher Education	5.9%
Hospital & Health Care	5.7%
Other Revenue	3.2%
Housing	1.2%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. After Puerto Rico enacted legislation in June 2014 related to bankruptcy protection for public corporations, Standard & Poor’s, Moody’s Investors Service and Fitch downgraded ratings of Puerto Rico and many of its public corporations and authorities, which were already below investment grade. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as they are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/16	6/30/15	Change
A (FKCIX)	$12.50	$12.01	+$0.49
C (FCCIX)	$12.55	$12.06	+$0.49
Advisor (FRCZX)	$12.53	$12.04	+$0.49

Distributions[1] (7/1/15–6/30/16)
	Dividend
Share Class	Income
A	$0.3346
C	$0.2682
Advisor	$0.3466

See page 18 for Performance Summary footnotes.

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Annual Report

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Performance as of 6/30/16

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Operating Expenses[4]
A			0.63%
1-Year	+6.97%	+4.53%
5-Year	+29.35%	+4.80%
10-Year	+57.33%	+4.40%
C			1.18%
1-Year	+6.36%	+5.36%
5-Year	+25.85%	+4.71%
10-Year	+49.15%	+4.08%
Advisor[5]			0.53%
1-Year	+7.05%	+7.05%
5-Year	+30.03%	+5.39%
10-Year	+58.81%	+4.73%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[6]	Distribution Rate[7]	Standardized Yield[8]	Standardized Yield[7]
A	2.51%	5.10%	1.08%	2.20%
C	2.02%	4.11%	0.56%	1.14%
Advisor	2.66%	5.41%	1.20%	2.44%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 18 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +54.89%
and +5.88%.
6. Distribution rate is based on an annualization of the respective class’s June dividend and the maximum offering price (NAV for Classes C and Advisor) pershareon6/30/16.
7. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and California personal income tax rate of
50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
9. Source: Morningstar. The Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Barclays Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
A
Actual	$1,000	$1,040.90	$3.20
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.17
C
Actual	$1,000	$1,038.70	$5.98
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.92
Advisor
Actual	$1,000	$1,041.30	$2.69
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Annual Report

Franklin California Ultra-Short Tax-Free Income Fund

This annual report for Franklin California Ultra-Short Tax-Free Income Fund covers the fiscal year ended June 30, 2016.

As previously communicated, shareholders approved the reorganization of Franklin California Tax-Exempt Money Fund into Franklin California Ultra-Short Tax-Free Income Fund. The transaction was completed on March 18, 2016, and shares of Franklin California Tax-Exempt Money Fund were exchanged for shares in Franklin California Ultra-Short Tax-Free Income Fund. At the time of the reorganization, Franklin California Ultra-Short Tax-Free Income Fund had not yet commenced operations and had neither assets nor a performance history. Franklin California Tax-Exempt Money Fund was the accounting survivor of the reorganization, and information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
6/30/16
% of Total
Ratings	Investments
AAA	30.53%
AA	55.57%
Refunded	13.90%
Not Rated	0.00%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A1 share price, as measured by net asset value (NAV), increased from $10.00 on June 30, 2015, to $10.01 on June 30, 2016.2 The Fund’s Class A1 shares paid dividends totaling 0.2372 cents per share for the same period.3 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund’s Class A1 shares’ distribution rate was 0.12%, based on an annualization of June’s 0.1038 cent per share dividend and the net asset value of $10.01 on June 30, 2016. An investor in the 2016 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 0.24% from a taxable investment to match the Fund’s Class A1 tax-free distribution rate. For the Fund’s Advisor shares’ performance, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. In order to provide comparable performance information and avoid performance distortions that result from combining the historical rate information of Franklin California
Tax-Exempt Money Fund ( California Money Fund ), which during its period of operations had a stated NAV of $1.00, with the performance of the Fund, which had an initial
NAV of $10.00 that subsequently fluctuated, the NAVs and distributions of California Money Fund were adjusted by a factor of 10.
3. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 55.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Dividend Distributions*
07/1/15–6/30/16
Dividend per Share (cents)
Month	Class A1	Advisor Class**
July	—	—
August	—	—
September	—	—
October	—	—
November	—	—
December	—	—
January	—	—
February	—	—
March	—	—
April	0.0503	0.0503
May	0.0831	0.0831
June	0.1038	0.1037
Total	0.2372	0.2371

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Advisor Class shares commenced operations on March 18, 2016.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of one year or less. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

Portfolio Breakdown
6/30/16
% of Total
Investments*
Refunded**	39.9%
General Obligation	33.9%
Utilities	21.6%
Other Revenue	4.6%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

Thank you for your continued participation in Franklin California Ultra-Short Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Annual Report

FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Performance Summary as of June 30, 20161

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/16	6/30/15[2]		Change
A1 (FCUAX)	$10.01	$10.00	+$	0.01
Advisor (FCUZX)	$10.00	$10.00		$0.00

Distributions[3] (7/1/15–6/30/16)
	Dividend
Share Class	Income
A1	$0.002372
Advisor	$0.002371

See page 25 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Performance as of 6/30/161,4

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A1/Advisor Class: no sales charges.

	Cumulative	Average Annual	Total Annual Operating Expenses[7]
Share Class	Total Return[5]	Total Return[6]	(with waiver)	(without waiver)
A1			0.37%	0.53%
1-Year	+0.12%	+0.12%
5-Year	+0.12%	+0.02%
10-Year	+6.20%	+0.60%
Advisor			0.37%	0.53%
1-Year	+0.02%	+0.02%
5-Year	+0.02%	0.00%
10-Year	+6.10%	+0.59%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[8]	Distribution Rate[9]	Standardized Yield[10]	Standardized Yield[9]
A1	0.12%	0.24%	0.20%	0.41%
Advisor	0.12%	0.24%	0.20%	0.41%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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Annual Report

FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1,4

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 25 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The
Fund’s prospectus also includes a description of the main investment risks.

Class A1:	Class A1 shares were offered only to shareholders of the Franklin California Tax-Exempt Money Fund (California Money Fund) in connection with the reorga-
nization of the California Money Fund into the Franklin California Ultra-Short Tax-Free Income Fund and additional shares are only available for purchase by certain shareholders who received Class A1 shares in connection with the reorganization and continue to remain shareholders of the Fund. Class A1 shares are not available to new investors.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. On 3/18/16, the Fund, having no assets of its own, acquired all of the assets and liabilities of California Money Fund through a reorganization. The California Money Fund was the accounting survivor of the reorganization and as a result Class A1 and Advisor Class shares of the Fund have adopted California Money Fund’s Class A share’s historical performance record prior to 3/18/16. For periods after the date of reorganization, the Fund’s actual Class A1 and Advisor Class performance is reported, reflecting all charges and fees applicable to each share class. Given the significant differences between a money fund (California Money Fund) and this fund (a non-money fund), including with the investment objective and strategies as well as the fee/expense structure, performance prior to 3/18/16 may not be representative of this Fund’s future performance.
2. In order to provide comparable performance information and avoid performance distortions that result from combining the historical rate information of California Money Fund, which during its period of operations had a stated NAV of $1.00, with the performance of the Fund, which had an initial NAV of $10.00 that subsequently fluctuated, the NAVs and distributions of California Money Fund were adjusted by a factor of 10.
3. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
4.The Fund has an expense reduction contractually guaranteed through at least 10/31/17. Fund investment results reflect the expense reduction, to the extent applicable;
without this reduction, the results would have been lower.
5. Cumulative total return represents the change in value of an investment over the periods indicated.
6. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Distribution rate is based on an annualization of the respective class’s June dividend and the NAV per share on 6/30/16.
9. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and California personal income tax rate of
50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
10. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
11. Source: Morningstar. The Barclays 1-Year California Municipal Bond Index is an unmanaged index comprised of California municipal bond issues having a maturity of at least one year and less than two years. Due to data availability, performance for the Barclays 1-Year California Municipal Bond Index is shown starting 7/31/06 using the Fund’s value on that date.
12. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

26 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

YOUR FUND’S EXPENSES

On March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized into Franklin California Ultra-Short Tax-Free Income Fund. Franklin California Tax-Exempt Money Fund was the accounting survivor of the reorganization. Expenses for Class A1 and Advisor Class shares for the period from January 1, 2016, to March 18, 2016, are those of the Class A shares of Franklin California Tax-Exempt Money Fund.

	Beginning Account	Ending Account	Expenses Paid
Share Class	Value 1/1/16	Value 6/30/16	During Period*
A1
Actual	$1,000	$1,001.20	$0.45
Hypothetical (5% return before expenses)	$1,000	$1,024.42	$0.45
Advisor
Actual	$1,000	$1,000.20	$0.45
Hypothetical (5% return before expenses)	$1,000	$1,024.42	$0.45

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A1: 0.09% and
Advisor: 0.09%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Due to certain voluntary expense waivers, expenses of the Class A shares of Franklin California Tax-Exempt Money Fund were lower than current Class A1 and Advisor Class expenses of Franklin California Ultra-Short Tax-Free Income Fund. As a result of these differences in expenses, Class A1 and Advisor Class expenses paid from January 1, 2016, to June 30, 2016, may not be representative of future Class A1 and Advisor Class expenses of Franklin California Ultra-Short Tax-Free Income Fund. The below table reflects the expenses of Franklin California Ultra-Short Tax-Free Income Fund for Class A1 and Advisor Class from March 18, 2016, to June 30, 2016, and assumes those expenses had been in place throughout the entire most recent fiscal half-year.

	Beginning Account	Ending Account	Expenses Paid
Share Class	Value 1/1/16	Value 6/30/16	DuringPeriod**
A1
Actual	$1,000	$1,001.20	$1.34
Hypothetical (5% return before expenses)	$1,000	$1,023.52	$1.36
Advisor
Actual	$1,000	$1,000.20	$1.34
Hypothetical (5% return before expenses)	$1,000	$1,023.52	$1.36

**Expenses for calculating the most recent six-month annualized expense ratio, assume that Class A1 and Advisor Class expenses from
March 18, 2016, to June 30, 2016, had been in effect for the entire six-month period and resulted in an expense ratio, net of expense waivers, for each class (A1: 0.27% and Advisor: 0.27%), which is then multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

franklintempleton.com Annual Report 27

FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights
Franklin California Insured Tax-Free Income Fund
		Year Ended June 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.96	$12.79	$12.33	$12.72	$11.76
Income from investment operations[a]:
Net investment income[b]	0.52	0.52	0.54	0.50	0.54
Net realized and unrealized gains (losses)	0.62	0.17	0.44	(0.39)	0.96
Total from investment operations	1.14	0.69	0.98	0.11	1.50
Less distributions from net investment income	(0.52)	(0.52)	(0.52)	(0.50)	(0.54)
Net asset value, end of year.	$13.58	$12.96	$12.79	$12.33	$12.72

Total return[c]	8.99%	5.47%	8.22%	0.71%	12.96%

Ratios to average net assets
Expenses	0.59%	0.59%	0.60%	0.60%	0.60%
Net investment income	3.94%	4.00%	4.38%	3.88%	4.34%

Supplemental data
Net assets, end of year (000’s)	$1,464,621	$1,473,195	$1,543,271	$1,777,179	$1,884,339
Portfolio turnover rate	0.83%	11.87%	12.17%	15.99%	11.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

28 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN CALIFORNIA TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin California Insured Tax-Free Income Fund (continued)
		Year Ended June 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.15	$12.96	$12.50	$12.88	$11.90
Income from investment operations[a]:
Net investment income[b]	0.45	0.46	0.48	0.44	0.47
Net realized and unrealized gains (losses)	0.63	0.18	0.43	(0.40)	0.98
Total from investment operations	1.08	0.64	0.91	0.04	1.45
Less distributions from net investment income	(0.45)	(0.45)	(0.45)	(0.42)	(0.47)
Net asset value, end of year.	$13.78	$13.15	$12.96	$12.50	$12.88

Total return[c]	8.34%	4.96%	7.51%	0.22%	12.35%

Ratios to average net assets
Expenses	1.15%	1.15%	1.16%	1.15%	1.15%
Net investment income	3.38%	3.44%	3.82%	3.33%	3.79%

Supplemental data
Net assets, end of year (000’s)	$187,312	$188,724	$201,878	$269,209	$283,985
Portfolio turnover rate	0.83%	11.87%	12.17%	15.99%	11.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 29

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin California Insured Tax-Free Income Fund (continued)
		Year Ended June 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.98	$12.81	$12.35	$12.74	$11.77
Income from investment operations[a]:
Net investment income[b]	0.53	0.54	0.55	0.52	0.55
Net realized and unrealized gains (losses)	0.63	0.17	0.44	(0.40)	0.97
Total from investment operations	1.16	0.71	0.99	0.12	1.52
Less distributions from net investment income	(0.53)	(0.54)	(0.53)	(0.51)	(0.55)
Net asset value, end of year.	$13.61	$12.98	$12.81	$12.35	$12.74

Total return	9.15%	5.56%	8.29%	0.81%	13.14%

Ratios to average net assets
Expenses	0.50%	0.50%	0.51%	0.50%	0.50%
Net investment income	4.03%	4.09%	4.47%	3.98%	4.44%

Supplemental data
Net assets, end of year (000’s)	$58,675	$50,599	$46,439	$62,163	$56,993
Portfolio turnover rate	0.83%	11.87%	12.17%	15.99%	11.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

30 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, June 30, 2016
Franklin California Insured Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.9%
California 98.9%
ABAG Finance Authority for Nonprofit Corps. Insured Health Facility Revenue, Institute on Aging, Series A,
California Mortgage Insured, 5.65%, 8/15/38	$9,000,000	$9,910,710
ABAG Finance Authority for Nonprofit Corps. Revenue,
Casa de las Campanas Inc., California Mortgage Insured, 6.00%, 9/01/37	11,000,000	13,186,910
Channing House, California Mortgage Insured, 6.00%, 5/15/30	8,495,000	10,102,084
Alameda Corridor Transportation Authority Revenue,
Capital Appreciation, sub. lien, Series A, AMBAC Insured, Pre-Refunded, 5.25%, 10/01/21	64,660,000	68,365,018
Capital Appreciation, sub. lien, Series A, AMBAC Insured, Pre-Refunded, 5.45%, 10/01/25	25,000,000	26,494,000
Alhambra City Elementary School District GO, Capital Appreciation, Election of 1999, Series B, NATL
Insured, zero cpn., 9/01/27	3,035,000	2,280,317
Alisal USD,
GO, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn., 8/01/32	3,355,000	2,236,376
GO, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn., 8/01/33	3,610,000	2,318,847
GO, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn., 2/01/34	3,345,000	2,099,021
Alvord USD,
GO, Riverside County, Election of 2007, Series A, AGMC Insured, 5.00%, 8/01/32	9,070,000	9,772,290
GO, Riverside County, Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/42	14,690,000	17,149,253
Anaheim City School District GO, Election of 2010, AGMC Insured, 6.25%, 8/01/40	7,500,000	9,269,850
Antioch USD, GO, Election of 2008, School Facilities Improvement No. 1-B, Assured Guaranty, 5.375%,
8/01/36.	3,130,000	3,497,493
Atascadero USD, GO, Election of 2010, Series A, AGMC Insured, 5.00%, 8/01/40	6,235,000	7,210,590
Atwater PFA Wastewater Revenue, AGMC Insured, 6.125%, 5/01/45	4,620,000	5,312,954
Auburn PFA Wastewater Revenue, Assured Guaranty, 5.50%, 6/01/39	1,880,000	2,110,488
Bakersfield Wastewater Revenue, Series A, AGMC Insured, Pre-Refunded, 5.00%, 9/15/32	10,430,000	10,981,747
Baldwin Park RDA Tax Allocation, Refunding, AGMC Insured, 5.70%, 9/01/25	4,000,000	4,012,640
Baldwin Park USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured, Pre-Refunded, zero
cpn., 8/01/28	5,810,000	3,200,787
GO, Los Angeles County, Election of 2006, BAM Insured, 5.00%, 8/01/43	5,000,000	5,773,800
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Series S-4, AGMC Insured, 5.125%,
4/01/48.	20,000,000	23,451,800
Beaumont USD,
GO, Capital Appreciation, Election of 2008, Series C, AGMC Insured, zero cpn., 8/01/40	11,000,000	4,993,560
GO, Election of 2008, Series C, AGMC Insured, 5.75%, 8/01/36	6,200,000	7,491,708
Berkeley USD, GO, Election of 2010, Series B, AGMC Insured, 5.375%, 8/01/35	5,090,000	5,933,718
California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges Seismic
Retrofit, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33	8,460,000	11,509,492
California Municipal Finance Authority Senior Living Revenue,
Pilgrim Place in Claremont, Series A, California Mortgage Insured, 5.875%, 5/15/29	2,895,000	3,304,035
Pilgrim Place in Claremont, Series A, California Mortgage Insured, 6.125%, 5/15/39	5,830,000	6,703,684
California School Facilities Financing Authority Revenue, Azusa USD, Series A, AGMC Insured, 5.00%,
8/01/32.	10,000,000	11,173,800
California State Community College Financing Authority Lease Revenue,
College of the Sequoias and Kern Community College District, AGMC Insured, 5.00%, 6/01/30	2,330,000	2,634,205
College of the Sequoias and Kern Community College District, AGMC Insured, 5.125%, 6/01/35	1,250,000	1,411,488
Grossmont-Cuyamaca Palomar and Shasta-Tehama-Trinity Joint Community College District, Series
A, NATL Insured, 5.125%, 4/01/31	880,000	888,334
California State Educational Facilities Authority Revenue,
Stanford University, Refunding, Series U-3, 5.00%, 6/01/43.	16,245,000	24,707,508
Stanford University, Series U-4, 5.00%, 6/01/43	9,775,000	14,867,091

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State GO,
NATL Insured, 6.00%, 8/01/16	$210,000	$210,974
NATL Insured, 6.00%, 10/01/21	65,000	65,848
Various Purpose, FGIC Insured, 5.375%, 6/01/26	1,335,000	1,361,259
California State Health Facilities Financing Authority Revenue,
California Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/35	1,000,000	1,242,840
Children’s Hospital Los Angeles, Refunding, Series A, AGMC Insured, 5.25%, 7/01/38	7,000,000	8,032,500
Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25	740,000	742,479
Community Program for Persons with Developmental Disabilities, Series A, California Mortgage
Insured, 6.25%, 2/01/26	5,000,000	6,109,400
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage Insured,
5.00%, 7/01/34	1,000,000	1,226,260
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage Insured,
5.00%, 7/01/39	1,450,000	1,755,718
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage Insured,
5.00%, 7/01/44	1,160,000	1,393,137
Sutter Health, Series A, BHAC Insured, 5.00%, 11/15/42	15,000,000	15,250,650
California State Infrastructure and Economic Development Bank Revenue,
Infrastructure State Revolving Fund, Refunding, Series A, 5.00%, 10/01/40	4,015,000	5,029,912
Infrastructure State Revolving Fund, Refunding, Series A, 5.00%, 10/01/43	1,900,000	2,362,156
California State Public School District Financing Authority Lease Revenue, Southern Kern USD, Series B,
AGMC Insured, ETM, 5.90%, 9/01/26	1,615,000	2,057,607
California State University Revenue,
Systemwide, Series A, AGMC Insured, 5.00%, 11/01/33.	110,000	118,432
Systemwide, Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/01/33	4,890,000	5,279,635
California Statewide CDA,
COP, NATL Insured, 5.00%, 4/01/18	1,280,000	1,282,675
COP, Refunding, California Mortgage Insured, 5.75%, 8/01/21	400,000	401,468
MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured, 5.10%, 7/20/50	10,000,000	10,806,500
California Statewide CDA Revenue,
Adventist Health System/West, Series B, Assured Guaranty, 5.00%, 3/01/37	16,705,000	17,781,637
Catholic Healthcare West, Series K, Assured Guaranty, 5.50%, 7/01/41	17,000,000	17,771,120
Enloe Medical Center, Series B, California Mortgage Insured, Pre-Refunded, 6.25%, 8/15/28	17,215,000	19,245,681
Henry Mayo Newhall Memorial, Refunding, Series A, AGMC Insured, 5.25%, 10/01/43	3,000,000	3,598,920
Henry Mayo Newhall Memorial, Series B, AMBAC Insured, Pre-Refunded, 5.05%, 10/01/28	7,825,000	8,584,338
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.75%, 2/01/38	17,765,000	20,993,256
Poway RHF Housing Inc., Series A, California Mortgage Insured, 5.25%, 11/15/35	2,000,000	2,464,200
The Redwoods Project, Refunding, California Mortgage Insured, 5.125%, 11/15/35	2,000,000	2,427,160
The Redwoods Project, Refunding, California Mortgage Insured, 5.375%, 11/15/44	7,250,000	8,866,387
Refunding, Series A, California Mortgage Insured, 5.00%, 8/01/21	860,000	862,640
St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47	20,000,000	21,638,400
Sutter Health, Series C, AGMC Insured, 5.05%, 8/15/38	15,000,000	16,339,950
Carlsbad USD,
COP, Series A, Assured Guaranty, 5.00%, 10/01/34	14,000,000	15,631,280
COP, Series A, Assured Guaranty, 5.00%, 10/01/41	3,880,000	4,304,705
Castaic USD, COP, Refunding, AGMC Insured, 5.125%, 9/01/33.	1,000,000	1,136,310
Castro Valley USD, COP, Solar Projects, AGMC Insured, 5.00%, 9/01/32	2,620,000	3,020,991
Centinela Valley UHSD, GO, County of Los Angeles, Election of 2010, Series B, AGMC Insured, 5.00%,
8/01/50.	3,850,000	4,509,389

32 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Central USD,
GO, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/29	$3,000,000	$3,436,500
GO, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.625%, 8/01/33	3,500,000	4,022,515
Charter Oak USD, GO, Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/40	5,000,000	6,004,150
Chico PFAR, Merged Redevelopment Project Area, NATL Insured, 5.125%, 4/01/24	2,790,000	2,864,242
Coachella Valley USD,
GO, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/36	8,000,000	4,357,680
GO, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/37	8,000,000	4,201,520
GO, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/40	7,500,000	3,543,075
GO, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/43	10,000,000	3,937,200
College of the Sequoias Tulare Area ID No. 3 GO, Election of 2008, Series A, Assured Guaranty, 5.50%,
8/01/33.	5,000,000	5,647,600
College of the Sequoias Visalia Area ID No. 2 GO,
Election of 2008, Series A, Assured Guaranty, 5.50%, 8/01/33	5,750,000	6,492,842
Election of 2008, Series B, AGMC Insured, 5.00%, 8/01/39	3,000,000	3,447,570
Colton Joint USD,
GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/42	16,365,000	7,106,174
GO, San Bernardino and Riverside Counties, Election of 2008, Series A, Assured Guaranty, 5.375%,
8/01/34	10,665,000	11,978,715
Coronado CDA Tax Allocation, Community Development Project, NATL Insured, 5.375%, 9/01/26	2,700,000	2,708,559
Corona-Norco USD,
GO, Capital Appreciation, Refunding, Series B, AGMC Insured, zero cpn., 3/01/25	1,400,000	1,198,918
GO, Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/23	2,320,000	2,065,658
GO, Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/24	2,620,000	2,278,562
GO, Capital Appreciation, Series C, NATL Insured, zero cpn., 9/01/25	4,655,000	3,932,963
GO, Capital Appreciation, Series C, NATL Insured, zero cpn., 9/01/26	6,080,000	4,967,725
GO, Election of 2006, Series B, Assured Guaranty, 5.375%, 2/01/34	12,000,000	13,093,320
GO, Election of 2006, Series C, AGMC Insured, 5.50%, 8/01/39	7,500,000	8,483,550
Covina PFA Wastewater Revenue, Assured Guaranty, 5.375%, 10/01/29	6,550,000	7,426,521
Covina PFA Water Revenue, AGMC Insured, 5.50%, 10/01/40	3,500,000	4,067,735
Delano USD, COP, Refinancing Project, NATL Insured, 5.125%, 1/01/22	1,620,000	1,819,276
Desert Sands USD, COP, Financing Project, AGMC Insured, Pre-Refunded, 5.75%, 3/01/24	10,000,000	10,849,100
East Bay MUD Wastewater System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/36	11,405,000	14,182,460
Alameda and Contra Costa Counties, Refunding, Series A-2, 5.00%, 6/01/38	12,060,000	17,230,966
East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding, Series A, 5.00%,
6/01/36.	7,355,000	9,173,303
El Monte UHSD, GO, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 6/01/34	11,355,000	12,921,876
Elk Grove Finance Authority Special Tax Revenue, BAM Insured, 5.00%, 9/01/38	1,500,000	1,792,845
Elsinore Valley Municipal Water District COP, Series A, BHAC Insured, Pre-Refunded, 5.00%, 7/01/29	7,245,000	7,871,910
Escondido UHSD,
COP, AGMC Insured, 5.00%, 6/01/33	3,500,000	3,932,880
COP, AGMC Insured, 5.00%, 6/01/37	2,500,000	2,797,150
Fairfax Elementary School District GO, Election of 2010, AGMC Insured, 5.75%, 11/01/40	2,250,000	2,722,995
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.50% thereafter,
1/15/31	35,000,000	32,446,400
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.625% thereafter,
1/15/32	37,260,000	34,544,864
Refunding, Series A, AGMC Insured, 5.00%, 1/15/42	10,000,000	11,542,000
Fort Bragg USD, GO, Election of 2008, AGMC Insured, 5.125%, 8/01/41	4,380,000	5,038,971

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Fowler USD,
GO, Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn., 8/01/41	$3,095,000	$1,352,360
GO, Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn., 8/01/42	3,005,000	1,263,873
GO, Election of 2004, Series C, AGMC Insured, 5.25%, 8/01/39	3,555,000	4,070,262
Franklin-McKinley School District GO, Santa Clara County, Election of 2010, Series C, BAM Insured,
5.00%, 8/01/44	5,000,000	5,822,900
Fresno USD,
GO, Refunding, Series C, NATL Insured, 5.90%, 2/01/20	2,065,000	2,403,102
GO, Refunding, Series C, NATL Insured, 5.90%, 8/01/22	3,000,000	3,592,890
Fullerton School District Financing Authority Special Tax Revenue, senior lien, Refunding, Series A, AGMC
Insured, 5.00%, 9/01/31	2,500,000	2,984,600
Fullerton School District GO, Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/23	3,030,000	2,684,489
Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, NATL Insured, 5.00%, 9/01/24	5,000,000	5,002,900
Grossmont UHSD,
GO, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/24	5,110,000	4,369,305
GO, Election of 2008, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/33	1,440,000	1,627,704
GO, Election of 2008, Series A, AGMC Insured, Pre-Refunded, 5.25%, 8/01/33	7,510,000	8,545,854
Hawthorne School District GO, Election of 2008, Series A, Assured Guaranty, 5.00%, 8/01/34	1,000,000	1,107,780
Hayward USD, GO, Capital Appreciation, Election of 2008, Series A, AGMC Insured, Pre-Refunded, zero
cpn., 8/01/38.	9,875,000	2,609,864
Huntington Beach UHSD, COP, Adult Education Project, AGMC Insured, 5.25%, 9/01/39.	2,000,000	2,278,300
Indian Wells Valley Water District COP,
Refunding, Assured Guaranty, 5.125%, 10/01/32	1,690,000	1,844,449
Refunding, Assured Guaranty, 5.25%, 10/01/39	7,590,000	8,290,329
Irvine USD Special Tax, CFD No. 01-1, Refunding, BAM Insured, 5.00%, 9/01/38	7,000,000	8,536,430
Jefferson UHSD San Mateo County GO,
Refunding, Series A, NATL Insured, 6.45%, 8/01/25.	3,045,000	3,995,984
Refunding, Series A, NATL Insured, 6.45%, 8/01/29.	3,075,000	4,284,951
Jurupa PFA Special Tax Revenue,
Refunding, Series A, AGMC Insured, 5.25%, 9/01/42	3,250,000	3,914,560
Series A, AGMC Insured, 5.125%, 9/01/37	4,000,000	4,784,960
Jurupa PFAR, superior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/30	4,000,000	4,558,080
La Habra COP, Park La Habra and Viewpark Refinancing Project, Refunding, Series A, AGMC Insured,
5.25%, 9/01/40	7,900,000	9,057,350
La Mirada RDA Tax Allocation, Merged Project Area, Refunding, Series A, AGMC Insured, 5.00%, 8/15/28 .	1,855,000	2,123,882
Lake Elsinore USD, COP, School Facilities Project Funding Program, AGMC Insured, 5.00%, 6/01/42	10,000,000	11,128,700
Lake Tahoe USD, GO, Election of 2008, AGMC Insured, 5.375%, 8/01/29	10,000,000	11,270,500
Lakeside USD San Diego County GO, Capital Appreciation, Election of 2008, Series B, zero cpn., 8/01/45 .	11,540,000	4,284,571
Lancaster School District GO,
Capital Appreciation, Election of 1999, NATL Insured, zero cpn., 8/01/25	5,495,000	4,445,730
Capital Appreciation, Election of 1999, NATL Insured, zero cpn., 7/01/26	5,965,000	4,672,742
Lawndale RDA Tax Allocation, Economic Revitalization Project, Assured Guaranty, 5.50%, 8/01/44	6,085,000	6,826,092
Lemon Grove School District GO, Election of 2008, Series A, Assured Guaranty, 5.125%, 8/01/33	2,100,000	2,346,981
Live Oak School District COP,
Assured Guaranty, Pre-Refunded, 5.50%, 8/01/29	1,245,000	1,426,148
Assured Guaranty, Pre-Refunded, 5.875%, 8/01/34	2,270,000	2,626,095
Assured Guaranty, Pre-Refunded, 5.875%, 8/01/39	2,750,000	3,181,393
Lodi Electric System Revenue COP, Series A, Assured Guaranty, 5.00%, 7/01/32	18,960,000	20,342,563
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Senior, Series D, 5.00%,
5/15/40.	30,000,000	34,530,300

34 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Los Angeles Mortgage Revenue, FHA Insured Mortgage Loans, Section 8 Assisted Projects, Refunding,
Series 1, NATL Insured, 6.50%, 7/01/22	$420,000	$421,798
Los Angeles USD,
GO, Election of 2004, Series H, AGMC Insured, 5.00%, 7/01/27	5,000,000	5,208,900
GO, Election of 2004, Series H, AGMC Insured, 5.00%, 7/01/28	5,000,000	5,204,350
GO, Election of 2005, Series E, AGMC Insured, 5.00%, 7/01/27	5,800,000	6,042,324
McFarland PFAR, Water and Wastewater Financing Projects, Series A, AGMC Insured, 5.00%, 10/01/40	5,115,000	5,797,443
Mendocino-Lake Community College District GO, Election of 2006, Series B, AGMC Insured, 5.125%,
8/01/41.	7,500,000	8,667,525
Montebello USD, GO, Election of 2004, AGMC Insured, Pre-Refunded, 5.00%, 8/01/33	2,700,000	2,943,378
Monterey Peninsula USD, GO, Election of 2010, Series A, AGMC Insured, 5.75%, 8/01/41	17,500,000	21,098,350
Moorpark USD,
COP, Refunding, Assured Guaranty, 5.625%, 11/01/28	2,180,000	2,512,210
GO, Capital Appreciation, Election of 2008, Series A, Assured Guaranty, zero cpn., 8/01/32	5,870,000	3,637,698
Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%, 7/01/23	3,200,000	3,938,176
Oak View USD, GO, AGMC Insured, 5.00%, 8/01/49	1,895,000	2,116,090
Oceanside USD,
GO, Capital Appreciation, Election of 2008, Refunding, Series A, Assured Guaranty, 5.25%, 8/01/33	5,000,000	5,423,350
GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/38	10,590,000	5,573,199
GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/39	7,860,000	4,008,757
Orange Special Tax, CFD No. 06-1, Del Rio Public Inprovements, Refunding, AGMC Insured, 5.00%,
10/01/40	7,500,000	8,962,425
Paramount USD,
GO, Los Angeles County, Election of 2006, AGMC Insured, 5.00%, 8/01/46	11,270,000	12,886,231
GO, Los Angeles County, Election of 2006, BAM Insured, 5.00%, 8/01/48	2,450,000	2,763,331
Patterson Joint USD,
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL
Insured, zero cpn., 8/01/22	1,900,000	1,682,811
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL
Insured, zero cpn., 8/01/23	1,985,000	1,706,485
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL
Insured, zero cpn., 8/01/24	2,075,000	1,722,582
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL
Insured, zero cpn., 8/01/26	2,265,000	1,756,666
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001. Series A, NATL
Insured, zero cpn., 8/01/25	2,170,000	1,739,993
Peralta Community College District GO, Election of 2006, Series B, AGMC Insured, Pre-Refunded, 5.00%,
8/01/24.	6,000,000	6,281,640
Perris CFD No. 93-1 Special Tax, Series A, AMBAC Insured, 5.125%, 8/15/23	3,610,000	3,613,430
Perris School District COP, School Facility Bridge Funding Program, AGMC Insured, 5.50%, 9/01/34	4,000,000	4,620,640
Perris UHSD, GO, Election of 2012, Series A, AGMC Insured, 5.00%, 9/01/42	5,000,000	5,828,150
Pittsburg USD Financing Authority Revenue, Board Program, AGMC Insured, 5.50%, 9/01/46	9,980,000	11,821,510
Pleasanton USD, COP, Refunding, AGMC Insured, 5.00%, 8/01/29	4,000,000	4,535,400
Pomona USD,
GO, Election of 2008, Series C, AGMC Insured, 5.25%, 8/01/40	16,000,000	18,637,440
GO, Los Angeles County, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.25%,
8/01/33	5,675,000	6,457,753
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding, Assured
Guaranty, 5.875%, 8/01/37	24,000,000	27,293,040
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn.,
8/01/35.	10,000,000	5,818,600

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Ripon USD, GO, Capital Appreciation, Election of 2012, Refunding, Series A, BAM Insured, zero cpn. to
8/01/18, 5.00% thereafter, 8/01/42	$3,020,000	$3,101,389
Riverside Electric Revenue, Issue D, AGMC Insured, 5.00%, 10/01/38.	5,310,000	5,748,871
Rohnert Park Community Development Commission Tax Allocation Revenue,
Redevelopment Project, Series R, NATL Insured, 5.00%, 8/01/37	3,620,000	3,670,318
Redevelopment Project, Series R, NATL Insured, ETM, 5.00%, 8/01/37	1,380,000	1,428,645
Sacramento Area Flood Control Agency Special Assessment,
Consolidated, Capital AD, Refunding, Series A, Assured Guaranty, 5.00%, 10/01/32	5,000,000	5,248,200
Subordinate, Capital AD No. 2, FGIC Insured, 5.80%, 11/01/16	150,000	150,549
Sacramento County Airport System Revenue, Senior, Series B, Assured Guaranty, 5.50%, 7/01/34	16,320,000	17,757,302
Salida Area Public Facilities Financing Agency No. 88 Special Tax, Refunding, AGMC Insured, 5.00%,
9/01/30.	5,435,000	6,327,807
San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn., 5/01/22	21,330,000	16,253,887
San Buenaventura Public Facilities Financing Authority Waste Water Revenue, Series C, 5.00%, 1/01/39	8,500,000	10,212,410
San Buenaventura Public Facilities Financing Authority Water Revenue, Series C, 5.00%, 1/01/44	8,555,000	10,032,448
San Francisco City and County Public Utilities Commission Water Revenue, Refunding, 5.00%, 11/01/36	5,000,000	6,161,700
San Gabriel USD,
GO, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/26	3,530,000	2,820,717
GO, Capital Appreciation, Series A, AGMC Insured, zero cpn., 2/01/27	1,850,000	1,445,202
San Jacinto USD, COP, Refunding, AGMC Insured, 5.125%, 9/01/30.	4,375,000	4,988,375
San Joaquin Delta Community College District GO,
Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/31	10,475,000	4,828,765
Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/32	15,185,000	6,597,427
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
Series A, NATL Insured, zero cpn., 1/15/26	13,155,000	10,324,439
San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%,
8/01/31.	15,470,000	15,799,511
San Luis Obispo County Financing Authority Revenue, Refunding, Series A, BAM Insured, 5.00%, 9/01/37 .	10,000,000	12,337,500
San Marcos School Financing Authority Lease Revenue, AGMC Insured, 5.00%, 8/15/40	15,635,000	17,528,398
San Marino USD, GO, Capital Appreciation, Election of 2000, Series A, NATL Insured, zero cpn., 7/01/25 .	6,080,000	5,184,963
Sanger Financing Authority Wastewater Revenue,
Fresno County, Subordinate, AGMC Insured, 5.00%, 6/15/35	2,360,000	2,784,871
Fresno County, Subordinate, AGMC Insured, 5.00%, 6/15/43	3,225,000	3,724,714
Sanger Financing Authority Water Revenue, Fresno County, AGMC Insured, 5.00%, 6/15/43	2,930,000	3,384,004
Santa Ana USD, COP, Financing Project, Capital Appreciation, AGMC Insured, zero cpn., 4/01/24	14,245,000	11,288,450
Santa Clara County Financing Authority Revenue, El Camino Hospital, Series B, AMBAC Insured,
Pre-Refunded, 5.125%, 2/01/41	11,545,000	12,115,092
Santee School District GO,
Election of 2006, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/31.	6,845,000	7,170,069
Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/38	1,000,000	1,076,580
Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/48	5,250,000	5,624,115
Saugus/Hart School Facilities Financing Authority Lease Revenue,
Series A, AGMC Insured, 5.00%, 9/01/35	2,000,000	2,257,500
Series A, AGMC Insured, 5.00%, 9/01/40	1,500,000	1,683,525
Snowline Joint USD, COP, Refinancing Project, Assured Guaranty, Pre-Refunded, 5.00%, 9/01/34	13,390,000	15,177,699
Southern California Water Replenishment District Revenue COP, Pre-Refunded, 5.00%, 8/01/41	10,000,000	12,032,800
Southern Mono Health Care District GO,
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/28	2,340,000	1,694,932
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/29	2,440,000	1,700,924
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/30	2,550,000	1,717,247
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/31	2,660,000	1,723,653

36 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Stanislaus USD,
GO, Election of 2008, Series A, Assured Guaranty, 5.625%, 8/01/33	$4,140,000	$4,691,738
GO, Election of 2008, Series B, AGMC Insured, Pre-Refunded, 5.125%, 8/01/41.	3,400,000	4,065,516
Sulphur Springs USD,
COP, AGMC Insured, ETM, 6.50%, 12/01/37	3,610,000	4,413,911
COP, Refunding, AGMC Insured, 6.50%, 12/01/37	11,390,000	15,436,981
Truckee PFA Tax Allocation Revenue,
Truckee Redevelopment Project Loan, Series A, AGMC Insured, 5.00%, 9/01/30	1,255,000	1,432,808
Truckee Redevelopment Project Loan, Series A, AGMC Insured, 5.375%, 9/01/37.	5,000,000	5,766,200
Tulare County Board of Education COP,
Capital Improvement Projects, BAM Insured, 5.375%, 5/01/33.	3,185,000	3,833,211
Capital Improvement Projects, BAM Insured, 5.50%, 5/01/38	8,305,000	10,002,293
Tustin CRDA Tax Allocation,
Orange County, Housing, AGMC Insured, 5.00%, 9/01/30	2,125,000	2,426,070
Orange County, Housing, AGMC Insured, 5.25%, 9/01/39	3,250,000	3,723,298
Union Elementary School District GO,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/24	2,000,000	1,674,600
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/25	5,500,000	4,469,355
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/26	5,850,000	4,610,034
Val Verde USD,
COP, Refunding, Series A, Assured Guaranty, 5.125%, 3/01/36	7,020,000	7,648,571
GO, Capital Appreciation, Election of 2008, Refunding, Series B, AGMC Insured, zero cpn., 8/01/34	1,000,000	1,086,700
GO, Riverside County, Election of 2012, Refunding, Series B, BAM Insured, 5.00%, 8/01/44.	15,000,000	18,025,950
Vista RDA Successor Agency Tax Allocation, Vista Redevelopment Project, Refunding, Series B-1, AGMC
Insured, 5.00%, 9/01/37	3,020,000	3,650,636
Vista USD,
GO, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/26	7,150,000	5,662,442
GO, Capital Appreciation, Series A, AGMC Insured, zero cpn., 2/01/27	4,795,000	3,718,523
Weaver USD, GO, Capital Appreciation, Election of 2006, Series C, AMBAC Insured, Pre-Refunded, zero
cpn., 8/01/47.	18,685,000	3,717,568
West Contra Costa USD, GO, Contra Costa County, Refunding, Assured Guaranty, 5.25%, 8/01/29	2,500,000	2,820,375
West Hills Community College District School Facilities ID No. 3 GO, Election of 2008, Series B, AGMC
Insured, 6.50%, 8/01/41	4,000,000	4,946,280
West Sacramento Area Flood Control Agency Assessment Revenue,
AGMC Insured, 5.00%, 9/01/40	3,000,000	3,607,380
AGMC Insured, 5.00%, 9/01/45	7,500,000	8,903,775
Western Placer USD, COP, Refinancing Project, AGMC Insured, 5.20%, 11/01/41	1,000,000	1,153,050
Western Riverside County Water and Wastewater Finance Authority Revenue,
Western Municipal Water District Improvement, Assured Guaranty, 5.50%, 9/01/34	1,750,000	1,980,930
Western Municipal Water District Improvement, Assured Guaranty, 5.625%, 9/01/39	2,500,000	2,827,100
Wiseburn School District GO,
Election of 2010, Series A, AGMC Insured, Pre-Refunded, 5.75%, 8/01/40.	9,215,000	11,033,580
Election of 2010, Series B, AGMC Insured, Pre-Refunded, 5.625%, 5/01/41	10,000,000	12,313,900
Yosemite Community College District GO, Election of 2004, Series C, AGMC Insured, Pre-Refunded,
5.00%, 8/01/32	5,000,000	5,450,700
Total Municipal Bonds (Cost $1,437,421,431) 98.9%		1,691,500,823
Other Assets, less Liabilities 1.1%		19,107,246
Net Assets 100.0%		$1,710,608,069

See Abbreviations on page 72.

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The accompanying notes are an integral part of these financial statements. | Annual Report 37

FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights
Franklin California Intermediate-Term Tax-Free Income Fund
		Year Ended June 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.01	$12.02	$11.73	$12.04	$11.30
Income from investment operations[a]:
Net investment income[b]	0.34	0.35	0.39	0.38	0.43
Net realized and unrealized gains (losses)	0.48	(0.01)	0.28	(0.31)	0.74
Total from investment operations	0.82	0.34	0.67	0.07	1.17
Less distributions from net investment income	(0.33)	(0.35)	(0.38)	(0.38)	(0.43)
Net asset value, end of year.	$12.50	$12.01	$12.02	$11.73	$12.04

Total return[c]	6.97%	2.84%	5.81%	0.55%	10.53%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.63%	0.64%
Net investment income	2.75%	2.89%	3.28%	3.14%	3.63%

Supplemental data
Net assets, end of year (000’s)	$1,003,322	$888,213	$853,496	$785,196	$741,604
Portfolio turnover rate	3.91%	4.85%	15.62%	6.01%	9.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

38 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN CALIFORNIA TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
		Year Ended June 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.06	$12.06	$11.77	$12.08	$11.33
Income from investment operations[a]:
Net investment income[b]	0.27	0.29	0.32	0.32	0.36
Net realized and unrealized gains (losses)	0.49	(0.01)	0.28	(0.31)	0.76
Total from investment operations	0.76	0.28	0.60	0.01	1.12
Less distributions from net investment income	(0.27)	(0.28)	(0.31)	(0.32)	(0.37)
Net asset value, end of year.	$12.55	$12.06	$12.06	$11.77	$12.08

Total return[c]	6.36%	2.34%	5.22%	(0.01)%	9.89%

Ratios to average net assets
Expenses	1.18%	1.18%	1.19%	1.18%	1.19%
Net investment income	2.20%	2.34%	2.73%	2.59%	3.08%

Supplemental data
Net assets, end of year (000’s)	$282,917	$243,664	$219,197	$197,263	$173,557
Portfolio turnover rate	3.91%	4.85%	15.62%	6.01%	9.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 39

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
		Year Ended June 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.04	$12.04	$11.75	$12.07	$11.32
Income from investment operations[a]:
Net investment income[b]	0.35	0.36	0.40	0.40	0.44
Net realized and unrealized gains (losses)	0.49	(—)[c]	0.28	(0.32)	0.75
Total from investment operations	0.84	0.36	0.68	0.08	1.19
Less distributions from net investment income	(0.35)	(0.36)	(0.39)	(0.40)	(0.44)
Net asset value, end of year.	$12.53	$12.04	$12.04	$11.75	$12.07

Total return	7.05%	3.02%	5.90%	0.56%	10.71%

Ratios to average net assets
Expenses	0.53%	0.53%	0.54%	0.53%	0.54%
Net investment income	2.85%	2.99%	3.38%	3.24%	3.73%

Supplemental data
Net assets, end of year (000’s)	$583,200	$423,951	$252,663	$218,524	$160,565
Portfolio turnover rate	3.91%	4.85%	15.62%	6.01%	9.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.

40 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, June 30, 2016
Franklin California Intermediate-Term Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.6%
California 96.4%
ABAG Finance Authority for Nonprofit Corps. Insured Senior Living Revenue,
Odd Fellows Home of California, Refunding, Series A, California Mortgage Insured, 5.00%, 4/01/23	$1,000,000	$1,234,240
Odd Fellows Home of California, Refunding, Series A, California Mortgage Insured, 5.00%, 4/01/24	1,000,000	1,227,020
ABAG Finance Authority for Nonprofit Corps. Revenue,
Channing House, California Mortgage Insured, 5.00%, 5/15/20	1,535,000	1,673,964
Episcopal Senior Communities, Refunding, 5.25%, 7/01/22.	6,520,000	7,686,950
The Jackson Laboratory, Refunding, 5.00%, 7/01/21	1,000,000	1,172,270
The Jackson Laboratory, Refunding, 5.00%, 7/01/22	820,000	980,097
The Jackson Laboratory, Refunding, 5.00%, 7/01/23	460,000	551,848
The Jackson Laboratory, Refunding, 5.00%, 7/01/24	1,000,000	1,197,130
Alameda Corridor Transportation Authority Revenue,
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/17	1,950,000	1,913,145
Capital Appreciation, sub. lien, Series A, AMBAC Insured, ETM, zero cpn., 10/01/17	8,050,000	7,976,825
second sub. lien, Refunding, Series B, 5.00%, 10/01/34	3,500,000	4,317,845
sub. lien, Refunding, Series A, 5.00%, 10/01/24.	1,900,000	2,374,962
Antelope Valley Community College District GO, Los Angeles and Kern Counties, Refunding, Series A,
5.00%, 8/01/25	4,210,000	5,366,276
Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, AGMC Insured, zero cpn., 8/01/22	4,065,000	3,122,367
Baldwin Park USD, GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured,
Pre-Refunded, zero cpn., 8/01/24	5,265,000	3,705,876
Banning Utility Authority Water Enterprise Revenue, Improvement Projects, NATL Insured, Pre-Refunded,
5.00%, 11/01/21	1,080,000	1,095,379
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F-1, 5.00%,
4/01/22.	15,000,000	18,289,650
Bonita Canyon Public Facilities Financing Authority Special Tax,
CFD No. 98-1, Refunding, 5.00%, 9/01/26	1,000,000	1,050,270
CFD No. 98-1, Refunding, 5.00%, 9/01/28	2,000,000	2,100,540
Burbank USD, GO, Capital Appreciation, Election of 1997, Series C, NATL Insured, zero cpn., 8/01/16	4,670,000	4,667,618
California Community College Financing Authority Lease Revenue, Coast Community College District,
Series A, Pre-Refunded, 5.00%, 6/01/26	1,220,000	1,458,071
California Infrastructure and Economic Development Bank Revenue, Broad Museum Project, Series A,
5.00%, 6/01/21	5,000,000	5,973,050
California State Department of Water Resources Power Supply Revenue,
Refunding, Series H, 5.00%, 5/01/22	2,155,000	2,322,228
Refunding, Series H, AGMC Insured, 5.00%, 5/01/22	5,000,000	5,388,000
Refunding, Series L, 5.00%, 5/01/22	4,440,000	5,125,536
Refunding, Series N, 5.00%, 5/01/21	10,845,000	12,926,047
Series H, AGMC Insured, 5.00%, 5/01/17	10,420,000	10,802,935
Series H, Pre-Refunded, 5.00%, 5/01/22	5,245,000	5,667,904
Series L, Pre-Refunded, 5.00%, 5/01/22	7,560,000	8,773,682
California State Department of Water Resources Water System Revenue,
Central Valley Project, Refunding, Series AE, 5.00%, 12/01/26	140,000	151,302
Central Valley Project, Refunding, Series AM, 5.00%, 12/01/23	10,000,000	12,577,900
Central Valley Project, Refunding, Series AM, 5.00%, 12/01/24	8,495,000	10,678,470
Central Valley Project, Refunding, Series AM, 5.00%, 12/01/25	5,000,000	6,273,850
Central Valley Project, Refunding, Series AS, 5.00%, 12/01/24	11,125,000	14,463,390
Central Valley Project, Refunding, Series AS, 5.00%, 12/01/25	6,130,000	7,929,829
Central Valley Project, Refunding, Series AS, 5.00%, 12/01/26	22,500,000	29,002,725
Central Valley Project, Series AE, Pre-Refunded, 5.00%, 12/01/26	4,860,000	5,268,775

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State Educational Facilities Authority Revenue,
Chapman University, Refunding, 5.00%, 4/01/25	$5,000,000	$5,854,500
Stanford University, Refunding, Series U-5, 5.00%, 5/01/21.	40,000,000	47,780,000
University of San Francisco, 5.00%, 10/01/21	3,000,000	3,583,560
California State GO,
Refunding, 5.00%, 2/01/22	15,000,000	18,169,800
Refunding, 5.25%, 9/01/22	16,330,000	20,306,845
Refunding, 5.00%, 10/01/22	15,785,000	19,442,384
Various Purpose, Refunding, 5.00%, 12/01/27	5,000,000	6,253,550
Various Purpose, Refunding, 5.00%, 12/01/28	5,000,000	6,233,650
California State Health Facilities Financing Authority Revenue,
California Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/30	1,825,000	2,310,997
Cedars-Sinai Medical Center, Refunding, 5.00%, 11/15/30	3,000,000	3,820,380
Community Program for Persons with Developmental Disabilities, Series A, California Mortgage
Insured, 6.00%, 2/01/24	2,000,000	2,423,600
Marshall Medical Center, Refunding, California Mortgage Insured, 5.00%, 11/01/33.	1,000,000	1,221,130
Providence Health & Services, Series C, Pre-Refunded, 5.75%, 10/01/19.	1,440,000	1,603,771
Providence Health & Services, Series C, Pre-Refunded, 6.00%, 10/01/20.	1,500,000	1,678,920
Scripps Health, Series A, 5.00%, 10/01/22	4,600,000	5,054,250
Sutter Health, Series A, 5.00%, 11/15/29	1,000,000	1,279,400
Sutter Health, Series A, 5.00%, 11/15/30	1,000,000	1,273,460
Sutter Health, Series A, 5.00%, 11/15/31	1,500,000	1,893,975
California State Infrastructure and Economic Developmenent Bank Revenue, Green Bond, 5.00%,
10/01/31	5,000,000	6,453,900
California State Infrastructure and Economic Development Bank Revenue, Infrastructure State Revolving
Fund, Refunding, Series A, 5.00%, 10/01/32.	2,915,000	3,739,683
California State Municipal Finance Authority, Inland Regional Center Project, Refunding, 5.00%, 6/15/24	1,000,000	1,242,500
California State Municipal Finance Authority COP,
Community Hospitals of Central California, 5.00%, 2/01/18.	4,390,000	4,644,313
Community Hospitals of Central California, 5.00%, 2/01/19.	3,860,000	4,197,210
Community Hospitals of Central California, 5.00%, 2/01/20.	1,600,000	1,742,736
Community Hospitals of Central California, 5.00%, 2/01/21.	1,600,000	1,741,040
Community Hospitals of Central California, Refunding, 5.00%, 2/01/17	4,025,000	4,119,185
Community Hospitals of Central California, Refunding, 5.00%, 2/01/19	2,590,000	2,651,072
California State Municipal Finance Authority Revenue,
Community Medical Centers, Series A, 5.00%, 2/01/26	2,010,000	2,459,637
Community Medical Centers, Series A, 5.00%, 2/01/28	1,500,000	1,810,755
Harbor Regional Center Project, Refunding, 5.00%, 11/01/26	1,085,000	1,357,335
Inland Regional Center Project, Refunding, 5.00%, 6/15/21.	1,435,000	1,680,069
Inland Regional Center Project, Refunding, 5.00%, 6/15/23.	1,580,000	1,928,121
Inland Regional Center Project, Refunding, 5.00%, 6/15/32.	6,625,000	8,033,342
Kern Regional Center Project, Series A, 6.00%, 5/01/19	710,000	781,192
Kern Regional Center Project, Series A, 6.875%, 5/01/25	1,500,000	1,745,730
Loma Linda University, 5.00%, 4/01/24	1,180,000	1,215,223
South Central Los Angeles Regional Center Project, Community Impact Development, 5.25%,
12/01/27	3,990,000	4,596,161

42 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State Public Works Board Lease Revenue,
California State University Projects, Series B-1, 5.375%, 3/01/25.	$2,500,000	$2,866,100
Department of Corrections and Rehabilitation, Various Correctional Facilities, Series A, 5.00%,
9/01/26	10,000,000	12,641,200
Department of Corrections and Rehabilitation, Various Correctional Facilities, Series D, 5.00%,
9/01/26	6,835,000	8,640,260
Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18	980,000	982,960
Department of General Services, Buildings 8 and 9, Series A, 5.75%, 4/01/23	4,000,000	4,534,760
Department of General Services, Buildings 8 and 9, Series A, 6.00%, 4/01/24	6,605,000	7,540,334
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-Refunded,
5.50%, 11/01/25.	4,725,000	5,472,920
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-Refunded,
5.50%, 11/01/26.	1,000,000	1,158,290
Trustees of the California State University, Various California State University Projects, Series D,
Pre-Refunded, 5.00%, 9/01/25	2,920,000	3,609,354
Trustees of the California State University, Various California State University Projects, Series D,
Pre-Refunded, 5.00%, 9/01/26	4,650,000	5,747,772
Various Capital Projects, Series A, Sub Series A-1, 5.25%, 3/01/22	7,475,000	8,565,229
Various Capital Projects, Series G, Sub Series G-1, 5.25%, 10/01/18	5,605,000	6,163,202
Various Capital Projects, Series G, Sub Series G-1, 5.00%, 10/01/20	6,405,000	7,251,613
Various Capital Projects, Series G, Sub Series G-1, 5.125%, 10/01/22	14,555,000	16,372,628
California State University Revenue,
Systemwide, Refunding, Series A, 5.00%, 11/01/25	10,000,000	12,009,500
Systemwide, Series A, 5.00%, 11/01/26	11,000,000	13,476,320
California Statewide CDA, MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured, 4.25%,
7/20/24.	3,540,000	3,852,440
California Statewide CDA Revenue,
Aldersly, Refunding, Series A, 4.50%, 5/15/25	1,155,000	1,385,203
Enloe Medical Center, Series A, California Mortgage Insured, 5.50%, 8/15/23	3,000,000	3,295,500
Henry Mayo Newhall Memorial, Refunding, Series A, AGMC Insured, 5.00%, 10/01/26	1,000,000	1,218,250
Henry Mayo Newhall Memorial, Refunding, Series A, AGMC Insured, 5.00%, 10/01/28	1,250,000	1,509,163
Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/22.	8,000,000	8,476,960
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 8/01/18.	2,905,000	3,193,496
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 2/01/19.	3,035,000	3,404,481
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 8/01/19.	3,075,000	3,517,369
Poway RHF Housing, Series A, California Mortgage Insured, 5.00%, 11/15/28	500,000	611,340
The Redwoods Project, Refunding, California Mortgage Insured, 5.00%, 11/15/28.	1,000,000	1,222,680
Sutter Health, Series A, 5.00%, 8/15/24	2,000,000	2,454,240
Sutter Health, Series A, 5.00%, 8/15/25	4,715,000	5,785,871
Sutter Health, Series A, 5.00%, 8/15/27	7,005,000	8,522,143
Temporary 40, American Baptist Homes of the West, Series B, Sub Series B-3, 2.10%, 10/01/19	1,000,000	1,000,650
Temporary 55, American Baptist Homes of the West, Series B, Sub Series B-2, 2.40%, 10/01/20	1,000,000	1,000,640
Temporary 70, American Baptist Homes of the West, Series B, Sub Series B-1, 2.75%, 10/01/21	3,000,000	3,002,370
California Statewide CDA Student Housing Revenue,
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 6.00%, 5/15/23	10,000,000	11,008,100
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%, 5/15/24.	1,000,000	1,259,360
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%, 5/15/25.	1,925,000	2,441,689
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%, 5/15/26.	1,700,000	2,154,223
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%, 5/15/27.	1,000,000	1,251,940
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%, 5/15/28.	2,500,000	3,099,750
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%, 5/15/29.	2,000,000	2,473,840

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Campbell USD, GO, Santa Clara County, Refunding, 5.00%, 8/01/28.	$3,235,000	$4,156,943
Carson RDA,
Tax Allocation Housing, Series A, 5.00%, 10/01/22	1,975,000	2,181,427
Tax Allocation Housing, Series A, 5.00%, 10/01/23	2,135,000	2,352,706
Tax Allocation Housing, Series A, 5.00%, 10/01/24	2,245,000	2,469,186
Tax Allocation Housing, Series A, 5.00%, 10/01/25	1,700,000	1,861,160
Castaic Lake Water Agency Revenue COP, Water System Improvement Project, Capital Appreciation,
AMBAC Insured, zero cpn., 8/01/22	10,445,000	9,402,485
Chabot-Las Positas Community College District GO, Alameda and Contra Costa Counties, Refunding,
5.00%, 8/01/24	6,715,000	8,321,362
City of Sacramento Special Tax,
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/26	615,000	755,890
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/28	1,220,000	1,480,336
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/29	1,555,000	1,876,885
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/30	1,045,000	1,253,728
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/31	1,800,000	2,149,794
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/17	5,235,000	5,185,529
Clovis Wastewater Revenue, Refunding, BAM Insured, 5.00%, 8/01/28	1,200,000	1,430,112
Clovis Water Revenue,
Refunding, BAM Insured, 5.00%, 3/01/26	2,620,000	3,143,397
Refunding, BAM Insured, 5.00%, 3/01/27	1,000,000	1,191,470
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series A, 5.00%, 8/01/25	8,275,000	8,799,883
Conejo Valley USD, GO, Capital Appreciation, Election of 1998, Series C, AGMC Insured, zero cpn.,
8/01/17.	2,500,000	2,475,050
Contra Costa Water District Water Revenue, Contra Costa County, Refunding, Series T, 5.00%, 10/01/26	3,400,000	4,333,776
Corona-Norco USD,
COP, Series A, AGMC Insured, 5.00%, 4/15/19	1,310,000	1,453,799
COP, Series A, AGMC Insured, 5.00%, 4/15/22	1,465,000	1,659,391
GO, Riverside County, Capital Appreciation, Election of 2006, Series E, zero cpn. to 7/31/21, 5.30%
thereafter, 8/01/25	4,645,000	4,733,534
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/24	1,565,000	1,962,901
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/25	1,000,000	1,246,510
Cupertino USD,
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/26	1,285,000	1,651,495
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/27	1,500,000	1,926,495
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/28	1,000,000	1,282,560
GO, Santa Clara County, Pre-Refunded, 5.00%, 8/01/22.	1,690,000	1,972,889
Del Mar Race Track Authority Revenue,
Refunding, 5.00%, 10/01/22	1,435,000	1,671,531
Refunding, 5.00%, 10/01/23	1,510,000	1,776,983
Refunding, 5.00%, 10/01/28	1,925,000	2,231,691
Refunding, 5.00%, 10/01/30	1,125,000	1,294,875
Desert Community College District GO,
Riverside and Imperial Counties, Refunding, 5.00%, 8/01/32	6,645,000	8,459,617
Riverside and Imperial Counties, Refunding, 5.00%, 8/01/34	19,710,000	24,895,110
Desert Sands USD,
COP, Financing Project, AGMC Insured, Pre-Refunded, 5.00%, 3/01/19	2,090,000	2,241,713
GO, Election of 2001, Pre-Refunded, 5.25%, 8/01/21	2,015,000	2,206,969

44 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
East Bay MUD Wastewater System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/25	$2,845,000	$3,707,746
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/26	3,650,000	4,833,330
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/27	1,500,000	2,011,920
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/29	1,000,000	1,379,470
East Bay MUD Water System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/28	10,000,000	12,877,700
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/29	5,000,000	6,419,650
East Side UHSD Santa Clara County GO,
Refunding, AGMC Insured, 5.00%, 8/01/20	2,800,000	3,261,356
Refunding, AGMC Insured, 5.00%, 8/01/21	2,140,000	2,484,219
Refunding, AGMC Insured, 5.00%, 8/01/22	3,090,000	3,578,992
Eastern Municipal Water District Water and Wastewater Revenue,
Subordinate, Refunding, Series A, 5.00%, 7/01/28	1,875,000	2,465,250
Subordinate, Refunding, Series A, 5.00%, 7/01/29	3,615,000	4,737,385
Subordinate, Refunding, Series A, 5.00%, 7/01/30	3,735,000	4,870,627
Subordinate, Refunding, Series A, 5.00%, 7/01/31	3,000,000	3,892,950
Subordinate, Refunding, Series A, 5.00%, 7/01/32	2,500,000	3,230,850
Subordinate, Refunding, Series A, 5.00%, 7/01/33	3,750,000	4,826,475
Subordinate, Refunding, Series A, 5.00%, 7/01/34	4,715,000	6,043,734
Subordinate, Refunding, Series A, 5.00%, 7/01/35	4,970,000	6,344,603
Subordinate, Refunding, Series A, 5.00%, 7/01/36	2,315,000	2,940,837
Eden Township Healthcare District COP, 5.00%, 6/01/18	1,025,000	1,068,952
Elk Grove Finance Authority Special Tax Revenue, BAM Insured, 5.00%, 9/01/30	1,130,000	1,396,251
Fairfax School District GO, Election of 2000, Series A, NATL Insured, 5.00%, 11/01/17	255,000	260,607
Folsom PFA Special Tax Revenue,
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/23	1,005,000	1,173,338
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/24	1,055,000	1,232,282
Refunding, Series A, 5.00%, 9/01/19	1,000,000	1,116,880
Refunding, Series A, 5.00%, 9/01/20	1,270,000	1,457,681
Refunding, Series A, 5.00%, 9/01/21	1,335,000	1,529,950
Refunding, Series A, 5.00%, 9/01/22	1,400,000	1,599,570
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/14/24, 5.30% thereafter,
1/15/29	19,895,000	18,009,153
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.70% thereafter, 1/15/25	2,500,000	2,083,850
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.80% thereafter, 1/15/26	3,760,000	3,191,037
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.90% thereafter, 1/15/27	6,395,000	5,522,210
Foothill-De Anza Community College District GO,
Santa Clara County, Refunding, 5.00%, 8/01/27.	1,250,000	1,622,138
Santa Clara County, Refunding, 5.00%, 8/01/28.	2,500,000	3,236,900
Fullerton School District Financing Authority Special Tax Revenue,
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/27	1,000,000	1,204,910
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/28	1,040,000	1,249,248
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue, Asset-Backed, Series
A, 5.00%, 6/01/32	5,000,000	6,222,250
Imperial Community College District GO,
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/21	1,010,000	1,201,496
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/22	1,170,000	1,419,561
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/23	1,350,000	1,614,465

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Independent Cities Finance Authority Mobile Home Park Revenue, San Juan Mobile Estates, Refunding,
5.00%, 8/15/30	$1,575,000	$1,897,481
Irvine Improvement Bond Act 1915 Special Assessment, Limited Obligation, Reassessment District No.
15-2, Refunding, 5.00%, 9/02/25	1,000,000	1,224,510
Irvine USD Financing Authority Special Tax,
Series A, 4.80%, 9/01/17	1,325,000	1,331,903
Series A, 4.875%, 9/01/18	1,490,000	1,497,823
Series A, 5.00%, 9/01/20	1,095,000	1,100,486
Jurupa PFA Special Tax Revenue,
Refunding, Series A, 5.00%, 9/01/26	1,855,000	2,250,838
Refunding, Series A, 5.00%, 9/01/27	1,000,000	1,243,330
Refunding, Series A, 5.00%, 9/01/27	1,000,000	1,220,750
Refunding, Series A, 5.00%, 9/01/28	1,275,000	1,574,357
Refunding, Series A, 5.00%, 9/01/28	1,025,000	1,240,916
Refunding, Series A, 5.00%, 9/01/29	530,000	651,291
Refunding, Series A, 5.00%, 9/01/29	1,155,000	1,391,983
Refunding, Series A, 5.00%, 9/01/30	1,510,000	1,812,981
Refunding, Series A, 5.00%, 9/01/31	1,190,000	1,419,123
Refunding, Series A, 5.00%, 9/01/32	2,505,000	2,976,090
Refunding, Series A, 5.00%, 9/01/33	2,635,000	3,121,131
Series A, AGMC Insured, 5.00%, 9/01/30	2,750,000	3,309,405
Series A, AGMC Insured, 5.00%, 9/01/33	5,000,000	5,983,900
Lake Elsinore PFA Local Agency Revenue, Refunding, 5.00%, 9/01/30	5,405,000	6,134,675
Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas, 6.00%, 8/01/24	1,300,000	1,464,814
Lee Lake PFAR,
Special Tax, junior lien, Refunding, Series B, 5.00%, 9/01/27	1,760,000	1,935,050
Special Tax, junior lien, Refunding, Series B, 5.25%, 9/01/29	1,015,000	1,126,488
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%, 11/15/17	3,950,000	4,157,612
Long Beach Marina Revenue,
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/27	1,285,000	1,581,257
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/32	1,250,000	1,505,713
Los Angeles Community College District GO, Refunding, Series A, 5.00%, 8/01/26.	15,000,000	19,318,050
Los Angeles Convention and Exhibition Center Authority Lease Revenue, Series A, Pre-Refunded, 5.00%,
8/15/20.	20,000,000	21,836,400
Los Angeles County MTA Proposition A First Tier Senior Sales Tax Revenue,
Refunding, Series A, 5.00%, 7/01/26	6,315,000	8,131,699
Refunding, Series A, 5.00%, 7/01/27	6,630,000	8,502,445
Los Angeles County MTA Sales Tax Revenue,
Proposition C, Refunding, Series B, 5.00%, 7/01/23	5,000,000	6,084,600
Proposition C, Senior, Refunding, Series A, 5.25%, 7/01/23	15,000,000	17,542,800
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, Refunding, Series
A, 5.00%, 10/01/22	2,750,000	3,292,657
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/25	5,135,000	6,345,525
Power System, Refunding, Series A, 5.00%, 7/01/29	1,000,000	1,290,000
Power System, Refunding, Series A, 5.00%, 7/01/30	10,000,000	12,588,500
Power System, Refunding, Series A, 5.00%, 7/01/31	1,500,000	1,918,365
Power System, Refunding, Series C, 5.00%, 7/01/27	10,000,000	12,745,800
Power System, Series D, 5.00%, 7/01/26	2,600,000	3,329,742
Power System, Series D, 5.00%, 7/01/27	2,000,000	2,549,160
Power System, Series D, 5.00%, 7/01/28	2,550,000	3,247,960

46 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Los Angeles Department of Water and Power Revenue, (continued)
Water System, Refunding, Series B, 5.00%, 7/01/29	$10,000,000	$12,900,000
Los Angeles GO, Judgment Obligation, Series A, 5.00%, 6/01/18	5,650,000	6,109,514
Los Angeles USD,
COP, 5.00%, 12/01/20	3,830,000	4,504,501
GO, Election of 2002, Series D, 5.00%, 7/01/27.	3,410,000	3,826,395
GO, Election of 2004, Series I, 5.00%, 7/01/18	5,000,000	5,433,700
GO, Refunding, Series A-1, 5.00%, 7/01/23.	13,335,000	16,802,500
GO, Refunding, Series A-2, 5.00%, 7/01/21.	5,000,000	5,991,950
Los Angeles Wastewater System Revenue,
Subordinate, Refunding, Series A, 5.00%, 6/01/27	9,145,000	11,256,489
Subordinate, Refunding, Series B, 5.00%, 6/01/28	11,700,000	14,166,711
Manteca USD Special Tax,
CFD No. 1989-2, Series F, AGMC Insured, 5.00%, 9/01/22	1,000,000	1,199,100
CFD No. 1989-2, Series F, AGMC Insured, 5.00%, 9/01/26	1,280,000	1,544,179
Marina Joint Powers Financing Authority MFHR,
Abrams B Apartments Financing, Mandatory Put 11/15/16, FNMA Insured, 3.90%, 11/15/36	3,440,000	3,478,356
Abrams B Apartments Financing, Mandatory Put 11/15/16, FNMA Insured, 3.95%, 11/15/36	1,190,000	1,203,483
Martinez USD, GO, Contra Costa County, Election of 2010, 5.375%, 8/01/26	5,000,000	6,489,350
Menifee USD, PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/25	1,200,000	1,480,500
The Metropolitan Water District of Southern California Revenue, Authorization, Series A, 5.00%, 7/01/28	8,000,000	10,337,920
The Metropolitan Water District of Southern California Water Revenue,
Refunding, Series C, 5.00%, 10/01/26	8,010,000	9,586,128
Refunding, Series E, 5.00%, 7/01/22	23,900,000	29,410,145
Refunding, Series E, 5.00%, 7/01/23	20,000,000	25,185,200
Refunding, Series E, 5.00%, 7/01/24	1,110,000	1,428,348
Montebello USD,
GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/18	1,455,000	1,423,514
GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/19	1,480,000	1,427,504
Moreno Valley USD, GO, Riverside County, Capital Appreciation, Refunding, NATL Insured, zero cpn.,
8/01/24.	7,500,000	6,443,700
Mount Diablo USD, GO, Contra Costa County, Election of 2002, Refunding, Series B-2, 5.00%, 7/01/27	3,200,000	3,851,136
Mount San Antonio Community College District GO, Los Angeles County, Capital Appreciation, Election of
2008, Series A, zero cpn. to 8/01/23, 5.875% thereafter, 8/01/28	6,000,000	5,997,840
Murrieta PFA Special Tax Revenue,
Refunding, 5.00%, 9/01/20	1,225,000	1,408,174
Refunding, 5.00%, 9/01/22	1,495,000	1,799,457
Refunding, 5.00%, 9/01/24	1,810,000	2,157,502
Refunding, 5.00%, 9/01/25	1,000,000	1,186,210
Napa Valley USD, GO, Refunding, Series A, 5.00%, 8/01/30	1,000,000	1,295,630
New Haven USD,
GO, Alameda County, Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/22	11,750,000	10,457,030
GO, Alameda County, Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/23	3,200,000	2,758,720
Northern California Power Agency Revenue,
Geothermal Project No. 3, Series A, 5.00%, 7/01/23	2,000,000	2,221,640
Geothermal Project No. 3, Series A, 5.25%, 7/01/24	2,000,000	2,237,520
Northern California Transmission Agency Revenue,
California-Oregon Project, Refunding, Series A, 5.00%, 5/01/27	1,200,000	1,561,752
California-Oregon Project, Refunding, Series A, 5.00%, 5/01/28	1,000,000	1,295,160
California-Oregon Project, Refunding, Series A, 5.00%, 5/01/29	1,500,000	1,936,470
California-Oregon Project, Refunding, Series A, 5.00%, 5/01/30	1,245,000	1,599,501

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Oakland USD Alameda County GO, Election of 2006, Series A, 6.50%, 8/01/23	$2,200,000	$2,530,176
Oxnard Financing Authority Local Obligation Special Assessment, senior lien, Special District Bond
Refinancings, Refunding, Series A, 5.00%, 9/02/26	1,025,000	1,214,625
Palm Desert Financing Authority Tax Allocation Revenue, Project Area No. 1, As Amended, Series A,
NATL Insured, 5.00%, 4/01/23	7,690,000	7,753,673
Palo Alto 1915 Act Special Assessment,
Refunding and Improvement, Limited Obligation, University Avenue Area Off-Street Parking AD,
5.00%, 9/02/28	1,000,000	1,144,240
Refunding and Improvement, Limited Obligation, University Avenue Area Off-Street Parking AD,
5.00%, 9/02/29	1,280,000	1,460,698
Palo Verde Community College District COP,
AMBAC Insured, 5.00%, 1/01/22	485,000	496,097
AMBAC Insured, Pre-Refunded, 5.00%, 1/01/22	530,000	540,600
AMBAC Insured, 5.00%, 1/01/23	510,000	521,664
AMBAC Insured, Pre-Refunded, 5.00%, 1/01/23	555,000	566,100
AMBAC Insured, 5.00%, 1/01/24	510,000	521,664
AMBAC Insured, Pre-Refunded, 5.00%, 1/01/24	560,000	571,200
Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X, 5.35%,
12/01/16	350,000	354,358
Poway USD,
PFA Special Tax Revenue, BAM Insured, 5.00%, 10/01/31	1,700,000	2,020,518
PFA Special Tax Revenue, BAM Insured, 5.00%, 10/01/32	1,850,000	2,194,710
Rancho Mirage Joint Powers Financing Authority Revenue,
Eisenhower Medical Center, Series A, 5.00%, 7/01/16	1,420,000	1,420,000
Eisenhower Medical Center, Series A, 5.00%, 7/01/21	1,695,000	1,764,105
Redlands USD, GO, Election of 2002, AGMC Insured, 5.00%, 7/01/19	1,000,000	1,003,060
Richmond Joint Powers Financing Authority Lease Revenue,
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/19.	2,010,000	2,231,120
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/20.	2,315,000	2,580,785
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/21.	2,050,000	2,284,704
Riverside Community College District GO, Riverside and San Bernardino Counties, Refunding, Series A,
5.00%, 8/01/27	3,550,000	4,484,821
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 6.50%, 12/01/21	830,000	956,700
Desert Communities Redevelopment Project Area, second lien, Series D, 6.75%, 12/01/26	1,025,000	1,305,696
Jurupa Valley Redevelopment Project Area, Series B, 6.50%, 10/01/25	1,225,000	1,536,518
Riverside County Transportation Commission Sales Tax Revenue,
Refunding, Series A, 5.25%, 6/01/25	3,500,000	4,436,320
Refunding, Series A, 5.25%, 6/01/27	4,000,000	5,045,880
Riverside Sewer Revenue,
Refunding, Series A, 5.00%, 8/01/28	3,870,000	4,854,102
Refunding, Series A, 5.00%, 8/01/29	4,670,000	5,831,102
The Romoland School District Special Tax,
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/27.	1,000,000	1,196,130
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/28.	1,960,000	2,335,614
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/29.	2,130,000	2,528,672
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/30.	2,310,000	2,732,060
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/31.	2,495,000	2,937,588
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/32.	2,690,000	3,152,949
Sacramento City Financing Authority Special Tax Revenue, Westlake and Regency Park, Refunding,
Series A, AGMC Insured, 5.00%, 9/01/21	1,305,000	1,536,324

48 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Sacramento County COP,
Refunding, 5.375%, 2/01/23	$3,400,000	$3,780,936
Refunding, 5.50%, 2/01/25	3,770,000	4,212,673
Sacramento County Sanitation Districts Financing Authority Revenue, Sacramento Regional County
Sanitation District, Refunding, Series A, 5.00%, 12/01/29	2,000,000	2,504,580
Sacramento County Special Tax, CFD No. 1, Improvement Area No. 1, Laguna Creek Ranch/Elliott Ranch,
Refunding, 5.00%, 9/01/20	1,510,000	1,745,726
Sacramento MUD Electric Revenue, Refunding, Series X, 5.00%, 8/15/25	10,000,000	11,943,000
San Bernardino County COP, Arrowhead Project, Refunding, Series A, 5.25%, 8/01/26	15,000,000	16,859,100
San Bernardino County Transportation Authority Revenue,
Sales Tax Revenue, Series A, 5.00%, 3/01/30	2,685,000	3,313,908
Sales Tax Revenue, Series A, 5.00%, 3/01/31	5,090,000	6,261,718
San Diego Public Facilities Financing Authority Lease Revenue, Master Refunding Project, Series A,
5.00%, 9/01/26	8,000,000	9,168,240
San Diego Public Facilities Financing Authority Water Revenue,
Refunding, Series B, 5.00%, 8/01/29	12,560,000	16,340,309
Refunding, Series B, 5.00%, 8/01/30	13,630,000	17,644,853
Refunding, Series B, 5.00%, 8/01/31	6,700,000	8,637,841
Refunding, Series B, 5.00%, 8/01/32	10,000,000	12,839,300
San Diego RDA Tax Allocation Revenue, Naval Training Center Redevelopment Project, Series A, 5.00%,
9/01/25.	1,000,000	1,111,360
San Diego USD, GO, Refunding, Series R-5, 5.00%, 7/01/29	5,000,000	6,536,300
San Francisco BART District GO,
Election of 2004, Refunding, Series D, 5.00%, 8/01/32	5,000,000	6,376,500
Election of 2004, Series C, 5.00%, 8/01/27	2,640,000	3,297,703
Election of 2004, Series C, 5.00%, 8/01/28	3,500,000	4,361,245
San Francisco City and County Airport Commission International Airport Revenue,
Issue 34D, Second Series, Series A, Pre-Refunded, 5.25%, 5/01/26	5,425,000	5,881,785
Refunding, Second Series, Series A, 5.00%, 5/01/26	7,500,000	9,904,350
Refunding, Second Series, Series G, 5.00%, 5/01/23	4,970,000	5,910,771
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/24	8,400,000	9,316,524
San Francisco City and County GO, Clean and Safe Neighborhood Parks, Series B, 4.75%, 6/15/19.	2,610,000	2,920,486
San Francisco City and County Public Utilities Commission Water Revenue, Refunding, Series A, 5.00%,
11/01/28	5,000,000	6,369,450
San Francisco City and County RDA Hotel Occupancy Revenue, Refunding, AGMC Insured, 5.00%,
6/01/24.	10,275,000	12,026,990
San Francisco City and County RDA Successor Agency Tax Allocation,
Mission Bay North Redevelopment Project, Refunding, Series A, 5.00%, 8/01/35	1,190,000	1,485,810
Mission Bay South Redevelopment Project, Refunding, Series C, 5.00%, 8/01/27	1,000,000	1,296,700
Mission Bay South Redevelopment Project, Refunding, Series C, 5.00%, 8/01/29	1,000,000	1,280,770
Mission Bay South Redevelopment Project, Refunding, Series C, 5.00%, 8/01/31	1,000,000	1,266,110
Mission Bay South Redevelopment Project, Refunding, Series C, 5.00%, 8/01/33	1,000,000	1,252,670
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/30	1,080,000	1,305,115
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/34	1,110,000	1,316,982
Mission Bay South Redevelopment Project, Series B, 5.00%, 8/01/28	1,000,000	1,257,820
Mission Bay South Redevelopment Project, Series B, 5.00%, 8/01/32	1,000,000	1,233,340
San Francisco City and County Redevelopment Financing Authority Tax Allocation,
Mission Bay North Redevelopment Project, Series C, Pre-Refunded, 5.875%, 8/01/25	1,000,000	1,156,870
Mission Bay South Redevelopment Project, Series D, ETM, 5.50%, 8/01/19	1,030,000	1,178,176
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.25%, 8/01/21.	1,000,000	1,166,580
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.25%, 8/01/23.	1,000,000	1,166,580

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
San Francisco City and County Redevelopment Financing Authority Tax Allocation, (continued)
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.00%, 8/01/25.	$1,465,000	$1,697,935
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.125%, 8/01/26	1,550,000	1,802,325
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue, San
Francisco Redevelopment Projects, Series B, 6.125%, 8/01/26	1,000,000	1,199,590
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,000,000	14,911,770
senior lien, Refunding, Series A, 5.00%, 1/15/29	10,000,000	12,010,700
San Jose RDA Tax Allocation,
Merged Area Redevelopment Project, Refunding, Series D, AMBAC Insured, 5.00%, 8/01/23	13,000,000	13,564,460
Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/26.	8,000,000	8,191,680
San Jose USD Santa Clara County GO, Refunding, 5.00%, 8/01/29	7,400,000	9,537,712
San Luis and Delta-Mendota Water Authority Revenue, DHCCP Development Project, Refunding, Series
A, BAM Insured, 5.00%, 3/01/29	1,000,000	1,192,160
San Mateo County Transit District Revenue,
Refunding, Series A, 5.00%, 6/01/28	3,000,000	3,880,650
Refunding, Series A, 5.00%, 6/01/29	4,300,000	5,545,667
Refunding, Series A, 5.00%, 6/01/30	5,000,000	6,424,450
San Ysidro School District COP,
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/29	1,100,000	1,344,860
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/31	1,000,000	1,211,560
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/33	1,050,000	1,261,628
Sanger Financing Authority Wastewater Revenue, Fresno County, Refunding, AGMC Insured, 5.00%,
6/15/34.	7,000,000	8,452,920
Sanger USD,
GO, Fresno County, Election of 2006, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/19	1,325,000	1,355,687
GO, Fresno County, Election of 2006, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/20	1,510,000	1,544,972
Santa Ana Community RDA Tax Allocation, Merged Project Area, Refunding, Series A, 6.00%, 9/01/22	5,000,000	6,052,500
Santa Ana USD, GO, Election of 2008, Series A, 5.25%, 8/01/25	2,000,000	2,188,800
Santa Cruz County RDA Tax Allocation, Refunding, Series A, BAM Insured, 5.00%, 9/01/29	4,475,000	5,601,134
Sonoma CDA Successor Agency Tax Allocation,
Sonoma Redevelopment Project, Subordinate, Refunding, NATL Insured, 5.00%, 6/01/29	1,000,000	1,252,970
Sonoma Redevelopment Project, Subordinate, Refunding, NATL Insured, 5.00%, 6/01/33	1,200,000	1,477,080
Sonoma-Marin Area Rail Transit District Measure Q Sales Tax Revenue,
Series A, 5.00%, 3/01/25	15,410,000	18,619,595
Series A, 5.00%, 3/01/27	11,945,000	14,374,971
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway Environmental
Center, Series A, 5.25%, 9/01/24	3,500,000	3,944,185
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.25%,
11/01/19	2,500,000	2,811,950
Southern California Public Power Authority Revenue,
Canyon Power Project, Refunding, Series A, 5.00%, 7/01/19.	1,500,000	1,688,850
Southern Transmission Project, Subordinate, Refunding, Series C, 5.00%, 7/01/26	5,000,000	6,454,000
Tulare County Board of Education COP, Capital Improvement Projects, BAM Insured, 5.00%, 5/01/28.	1,040,000	1,229,218
Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, 5.25%, 1/01/24	5,000,000	5,502,300
Tustin CFD No. 06-1 Special Tax,
Tustin Legacy, Columbus Villages, Refunding, Series A, 5.00%, 9/01/30	1,000,000	1,219,830
Tustin Legacy, Columbus Villages, Refunding, Series A, 5.00%, 9/01/32	1,565,000	1,891,803
Tustin CRDA Tax Allocation,
Orange County, Housing, AGMC Insured, 5.00%, 9/01/24	1,000,000	1,149,090
Orange County, Housing, AGMC Insured, 5.00%, 9/01/25	1,000,000	1,148,650

50 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
University of California Revenue,
General, Series AM, 5.00%, 5/15/27	$3,000,000	$3,798,420
General, Series AM, 5.00%, 5/15/28	1,835,000	2,310,926
General, Series U, 5.00%, 5/15/19	4,060,000	4,559,299
Series S, 5.00%, 5/15/19	8,125,000	8,864,944
Series S, Pre-Refunded, 5.00%, 5/15/19.	20,000	21,786
Washington Township Health Care District Revenue, Series A, 5.00%, 7/01/25.	3,035,000	3,376,013
West Kern Community College District COP,
AMBAC Insured, Pre-Refunded, 5.00%, 11/01/20	1,015,000	1,050,058
AMBAC Insured, Pre-Refunded, 5.00%, 11/01/21	1,065,000	1,101,785
AMBAC Insured, Pre-Refunded, 5.00%, 11/01/22	1,115,000	1,153,512
AMBAC Insured, Pre-Refunded, 5.125%, 11/01/23	1,170,000	1,210,880
AMBAC Insured, Pre-Refunded, 5.125%, 11/01/24	1,230,000	1,272,976
Western Riverside Water and Wastewater Financing Authority Revenue,
Local Agency, Refunding, Series A, 5.00%, 9/01/23	810,000	996,033
Local Agency, Refunding, Series A, 5.00%, 9/01/24	1,690,000	2,107,041
Local Agency, Refunding, Series A, 5.00%, 9/01/25	1,670,000	2,107,807
Local Agency, Refunding, Series A, 5.00%, 9/01/28	1,790,000	2,241,903
Local Agency, Refunding, Series A, 5.00%, 9/01/29	2,115,000	2,638,061
Local Agency, Refunding, Series A, 5.00%, 9/01/31	2,320,000	2,872,369
Local Agency, Refunding, Series A, 5.00%, 9/01/33	2,170,000	2,664,651
Local Agency, Refunding, Series A, 5.00%, 9/01/35	730,000	889,067
Local Agency, Refunding, Series A, 5.00%, 9/01/36	770,000	933,948
Whittier UHSD,
GO, Los Angeles County, Capital Appreciation, Election of 2008, Refunding, zero cpn., 8/01/24	7,755,000	5,657,893
GO, Los Angeles County, Capital Appreciation, Election of 2008, Refunding, zero cpn., 8/01/26	10,045,000	6,433,923
Yorba Linda RDA Tax Allocation, sub. lien, Redevelopment Project, Series A, 6.00%, 9/01/26	1,435,000	1,742,894
		1,802,482,611

U.S. Territories 2.2%
Guam 0.4%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.25%, 12/01/17	2,305,000	2,439,774
Guam Power Authority Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/21	2,000,000	2,375,600
Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	2,000,000	2,430,480
		7,245,854
Puerto Rico 1.8%
Puerto Rico Commonwealth GO, Public Improvement, AGMC Insured, 5.25%, 7/01/16	2,500,000	2,500,000
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series UU, AGMC Insured, 5.00%, 7/01/23	5,000,000	5,062,350
Series RR, NATL Insured, 5.00%, 7/01/21	5,000,000	5,049,650
Series WW, 5.375%, 7/01/23	5,000,000	3,300,000
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3, NATL Insured,
6.00%, 7/01/23	11,645,000	12,430,455

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 5.00%, 8/01/24.	$10,000,000	$4,400,000
		32,742,455
Total U.S. Territories		39,988,309
Total Municipal Bonds (Cost $1,691,749,258) 98.6%		1,842,470,920
Other Assets, less Liabilities 1.4%		26,967,891
Net Assets 100.0%		$1,869,438,811

See Abbreviations on page 72.

52 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights
Franklin California Ultra-Short Tax-Free Income Fund
		Year Ended June 30,[a]
	2016	2015	2014	2013	2012
Class A1
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income from investment operations[b]:
Net investment income	0.002	—	—	—	—
Net realized and unrealized gains (losses)	0.010	—	—	(—)[c]	—
Total from investment operations	0.012	—	—	(—)[c]	—
Less distributions from net investment income	(0.002)	—	—	—	—
Net asset value, end of year.	$10.01	$10.00	$10.00	$10.00	$10.00

Total return[d]	0.12%	—%	—%	—%	—%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.56%	0.53%	0.53%	0.53%	0.54%
Expenses net of waiver and payments by affiliates	0.03%	0.04%	0.05%	0.12%	0.12%
Net investment income	—%[e]	—%	—%	—%	—%

Supplemental data
Net assets, end of year (000’s)	$51,481	$666,254	$769,835	$628,480	$564,477
Portfolio turnover rate	—%	—%	—%	—%	—%

aOn March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized into Franklin California Ultra-Short Tax-Free Income Fund. Franklin California Tax-Exempt
Money Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund. See
Notes1and8.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cAmount rounds to less than $0.001 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 53

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)
Year Ended
June 30,
2016 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income	0.002
Net realized and unrealized gains (losses)	—[c]
Total from investment operations	0.002
Less distributions from net investment income	(0.002)
Net asset value, end of period	$10.00

Total return[d]	0.02%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates[f]	0.89%
Expenses net of waiver and payments by affiliates	0.27%
Net investment income	0.08%

Supplemental data
Net assets, end of year (000’s)	$10,019
Portfolio turnover rate	—%

aFor the period March 18, 2016 (commencement of class operations) to June 30, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cAmount rounds to less than $0.001 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

54 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, June 30, 2016
Franklin California Ultra-Short Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 4.3%
California 4.3%
Beverly Hills PFA Wastewater Revenue, Refunding, Series A, 4.00%, 6/01/17	$350,000	$361,085
California State Economic Recovery GO, Series A, ETM, 5.00%, 7/01/17	330,000	344,655
California State GO, Various Purpose, Refunding, XLCA Insured, 4.50%, 6/01/17	300,000	310,710
Campbell USD, GO, Refunding, 4.00%, 8/01/17	300,000	311,085
Corona-Norco USD, GO, Election of 2006, Series A, AGMC Insured, 5.00%, 8/01/17	300,000	314,148
Los Angeles USD, GO, Election of 2002, Series B, AGMC Insured, 5.00%, 7/01/21	335,000	349,368
Temecula Valley USD, GO, Election of 2012, Series B, AGMC Insured, 4.00%, 8/01/17	615,000	636,783
Total Municipal Bonds before Short Term Investments (Cost $2,627,197)		2,627,834

Short Term Investments 109.6%
Municipal Bonds 109.6%

California 109.6%
[a] California Infrastructure and Economic Development Bank Revenue, Los Angeles Special Project, Series A,
Weekly VRDN and Put, 0.43%, 7/01/33	2,500,000	2,500,000
[a] California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series F, Daily VRDN and Put, 0.42%,
11/01/26	2,500,000	2,500,000
California State Department of Water Resources Power Supply Revenue, Refunding, Series L, 5.00%,
5/01/17	1,345,000	1,394,429
[b] California State Education Notes Revenue, Program Note Participation Note, Series A, TRAN, 2.00%,
6/30/17	2,000,000	2,026,020
[a] California State Educational Facilities Authority Revenue,
Various, California Institute of Technology, Series B, Weekly VRDN and Put, 0.42%, 10/01/36	2,500,000	2,500,000
Various, Stanford University, Refunding, Series L, Weekly VRDN and Put, 0.39%, 10/01/22	2,500,000	2,500,000
California State GO,
Refunding, AMBAC Insured, 5.00%, 11/01/16	350,000	355,099
[a] Series A, Sub Series A-2, Daily VRDN and Put, 0.27%, 5/01/33	1,000,000	1,000,000
Various Purpose, Pre-Refunded, 5.00%, 6/01/37.	850,000	884,561
Various Purpose, Refunding, 5.00%, 2/01/17	370,000	379,498
[a] California State Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Series D, Weekly VRDN and Put, 0.39%, 11/01/34	2,200,000	2,200,000
Health Facility, Catholic Healthcare West, Series B, Weekly VRDN and Put, 0.40%, 3/01/47.	1,900,000	1,900,000
St. Joseph Health System, Refunding, Series B, Daily VRDN and Put, 0.44%, 7/01/41	2,500,000	2,500,000
[a] California State HFAR, MFH III, Series A, Weekly VRDN and Put, 0.41%, 8/01/40	2,000,000	2,000,000
California State Infrastructure and Economic Development Bank Revenue, Clean Water Revolving Fund,
Refunding, 3.00%, 10/01/16	500,000	503,075
[a] California State Municipal Finance Authority Revenue, Chevron USA Inc. Project, Recovery Zone Bonds,
Series B, Daily VRDN and Put, 0.34%, 11/01/35	1,000,000	1,000,000
[a] Calleguas-Las Virgenes PFAR, Municipal Water District Project, Refunding, Series A, Weekly VRDN and
Put, 0.39%, 7/01/37.	2,000,000	2,000,000
Centinela Valley UHSD, GO, County of Los Angeles, Refunding, BAM Insured, 3.00%, 8/01/16	375,000	375,799
Coast Community College District GO, Election of 2002, Series B, AGMC Insured, Pre-Refunded, 5.00%,
8/01/24	500,000	501,600
Cupertino USD, GO, Election of 2012, Series B, 4.00%, 8/01/16	500,000	501,510
[a] East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding, Series A-1,
Weekly VRDN and Put, 0.39%, 6/01/38	2,500,000	2,500,000
[a] Irvine Ranch Water District GO, ID, Consolidated, Series B, Daily VRDN and Put, 0.31%, 10/01/41	1,800,000	1,800,000
[a] Los Angeles County Housing Authority MFHR, Malibu Meadows Project, Refunding, Series B, FNMA
Insured, Weekly VRDN and Put, 0.39%, 4/15/28.	2,000,000	2,000,000
[b] Los Angeles County Revenue, TRAN, 3.00%, 6/30/17	2,000,000	2,047,460
[a] Los Angeles Department of Water and Power Revenue,
Refunding, Series B, Sub Series B-2, Weekly VRDN and Put, 0.38%, 7/01/34	2,500,000	2,500,000
Water System, Series B, Sub Series B-2, Daily VRDN and Put, 0.31%, 7/01/35	1,900,000	1,900,000

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Short Term Investments (continued)
Municipal Bonds (continued)
California (continued)
[b] Los Angeles GO, Series B, TRAN, 3.00%, 6/29/17	$2,000,000	$2,045,740
Metropolitan Water District of Southern California Revenue, Refunding, 5.00%, 7/01/16	280,000	280,000
[a] The Metropolitan Water District of Southern California Water Revenue,
Refunding, Series B-3, Daily VRDN and Put, 0.36%, 7/01/35	300,000	300,000
Refunding, Series D, Weekly VRDN and Put, 0.38%, 7/01/35	2,000,000	2,000,000
Rowland USD, GO, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/20	1,000,000	1,003,170
[a] Sacramento MUD Electric Revenue, sub. bond, Refunding, Series K, Weekly VRDN and Put, 0.42%,
8/15/28	2,500,000	2,500,000
[a] San Diego County Regional Transportation Commission Sales Tax Revenue, Refunding, Series D, Weekly
VRDN and Put, 0.39%, 4/01/38	2,100,000	2,100,000
San Diego Public Facilities Financing Authority Water Revenue, Series A, ETM, 4.00%, 8/01/16	300,000	300,741
[a] San Francisco City and County Finance Corp. Revenue, Moscone Center, Refunding, Series 1, Weekly
VRDN and Put, 0.39%, 4/01/30	1,840,000	1,840,000
San Francisco City and County GO, Refunding, Series R1, 5.00%, 6/15/17	465,000	484,995
San Mateo County Community College District GO, Election of 2005, Series B, Pre-Refunded, 5.00%,
9/01/17	925,000	931,512
[a] Santa Clara County Financing Authority Lease Revenue, Valley Medical Center Facilities Replacement
Project, Series B, Weekly VRDN and Put, 0.42%, 11/15/25	2,500,000	2,500,000
[a] Santa Clara Valley Transportation Authority Sales Tax Revenue, Refunding, Series A, Weekly VRDN and
Put, 0.38%, 6/01/26.	2,500,000	2,500,000
Santa Cruz County GO, TRAN, 3.00%, 6/29/17	2,000,000	2,046,440
Southern California Public Power Authority Revenue, Southern Transmission Project, sub., Refunding,
5.00%, 7/01/16	300,000	300,000
[a] University of California Revenue, General, Series AL-1, Weekly VRDN and Put, 0.38%, 5/15/48	2,000,000	2,000,000
[b] Ventura County CA, TRAN, 2.00%, 7/01/17	2,000,000	2,029,080
Total Short Term Investments (Cost $67,426,267)		67,430,729
Total Investments (Cost $70,053,464) 113.9%		70,058,563
Other Assets, less Liabilities (13.9)%.		(8,558,728)
Net Assets 100.0%		$61,499,835

See Abbreviations on page 72.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.
bA portion or all of the security purchased on a when-issued basis. See Note 1(b).

56 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
June 30, 2016

		Franklin
	Franklin	California	Franklin
	California	Intermediate-Term	California
	Insured Tax-Free	Tax-Free	Ultra-Short Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$1,437,421,431	$1,691,749,258	$70,053,464
Value	$1,691,500,823	$1,842,470,920	$70,058,563
Cash	2,216,928	5,935,606	85,538
Receivables:
Capital shares sold	196,371	5,881,014	3,902
Interest	21,702,019	20,527,854	153,807
Affiliates	—	—	20,707
Other assets	—	795	—
Total assets	1,715,616,141	1,874,816,189	70,322,517
Liabilities:
Payables:
Investment securities purchased	—	—	8,628,990
Capital shares redeemed	2,692,130	3,223,807	155,247
Management fees	661,542	720,430	—
Distribution fees	423,467	465,852	—
Transfer agent fees.	60,078	132,373	5,641
Distributions to shareholders	1,074,591	733,209	134
Accrued expenses and other liabilities	96,264	101,707	32,670
Total liabilities	5,008,072	5,377,378	8,822,682
Net assets, at value	$1,710,608,069	$1,869,438,811	$61,499,835
Net assets consist of:
Paid-in capital	$1,483,811,126	$1,748,935,646	$61,469,202
Undistributed net investment income	3,623,893	1,135,345	25,181
Net unrealized appreciation (depreciation)	254,079,392	150,721,662	5,099
Accumulated net realized gain (loss)	(30,906,342)	(31,353,842)	353
Net assets, at value	$1,710,608,069	$1,869,438,811	$61,499,835

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The accompanying notes are an integral part of these financial statements. | Annual Report 57

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
June 30, 2016

		Franklin
	Franklin	California	Franklin
	California	Intermediate-Term	California
	Insured Tax-Free	Tax-Free	Ultra-Short Tax-Free
	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$1,464,620,863	$1,003,322,024
Shares outstanding	107,845,853	80,245,725
Net asset value per share[a]	$13.58	$12.50
Maximum offering price per share(net asset value per share ÷
95.75% and 97.75%, respectively)	$14.18	$12.79
Class A1:
Net assets, at value			$51,481,127
Shares outstanding			5,145,119
Net asset value and maximum offering price per share[a]			$10.01
Class C:
Net assets, at value	$187,311,898	$282,916,824
Shares outstanding	13,589,574	22,546,628
Net asset value and maximum offering price per share[a]	$13.78	$12.55
Advisor Class:
Net assets, at value	$58,675,308	$583,199,963	$10,018,708
Shares outstanding	4,312,546	46,536,566	1,001,737
Net asset value and maximum offering price per share	$13.61	$12.53	$10.00

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

58 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN CALIFORNIA TAX-FREE TRUST
		FINANCIAL STATEMENTS

Statements of Operations
for the year ended June 30, 2016

		Franklin
	Franklin	California	Franklin
	California	Intermediate-Term	California
	Insured Tax-Free	Tax-Free	Ultra-Short Tax-Free
	Income Fund	Income Fund	Income Fund[a]
Investment income:
Interest	$76,843,752	$56,554,107	$158,408
Expenses:
Management fees (Note 3a)	7,875,832	7,846,867	2,304,857
Distribution fees: (Note 3c)
Class A	1,311,542	937,688	—
Class C	1,213,657	1,694,243	—
Transfer agent fees: (Note 3e)
Class A	360,362	360,030	—
Class A1	—	—	81,498
Class C	46,114	100,081	—
Advisor Class	12,976	185,002	2,294
Custodian fees	14,621	14,382	3,780
Reports to shareholders	40,923	49,130	10,513
Registration and filing fees.	10,562	12,165	6,456
Professional fees	50,609	102,200	55,675
Trustees’ fees and expenses	37,367	35,674	13,523
Other	81,641	87,905	99,082
Total expenses	11,056,206	11,425,367	2,577,678
Expenses waived/paid by affiliates (Note 3f)	—	—	(2,434,074)
Net expenses	11,056,206	11,425,367	143,604
Net investment income	65,787,546	45,128,740	14,804
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	653,681	(10,904,482)	4,718
Net change in unrealized appreciation (depreciation) on
investments	79,068,961	79,366,198	5,099
Net realized and unrealized gain (loss)	79,722,642	68,461,716	9,817
Net increase (decrease) in net assets resulting from operations	$145,510,188	$113,590,456	$24,621

aOn March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized into Franklin California Ultra-Short Tax-Free Income Fund. Franklin California Tax-Exempt
Money Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund. See
Notes1and8.

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The accompanying notes are an integral part of these financial statements. | Annual Report 59

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin California		Franklin California
	Insured		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended June 30,		Year Ended June 30,
	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$65,787,546	$70,012,174	$45,128,740	$41,680,921
Net realized gain (loss)	653,681	10,015,348	(10,904,482)	(628,768)
Net change in unrealized appreciation (depreciation)	79,068,961	15,104,506	79,366,198	(3,042,601)
Net increase (decrease) in net assets resulting
from operations	145,510,188	95,132,028	113,590,456	38,009,552
Distributions to shareholders from:
Net investment income:
Class A	(57,596,178)	(61,337,132)	(25,658,060)	(25,141,316)
Class C	(6,233,924)	(6,728,574)	(5,692,773)	(5,480,837)
Advisor Class	(2,120,639)	(2,036,096)	(13,593,535)	(10,831,901)
Total distributions to shareholders	(65,950,741)	(70,101,802)	(44,944,368)	(41,454,054)
Capital share transactions: (Note 2)
Class A	(76,780,123)	(91,540,923)	77,192,288	35,966,780
Class C	(10,222,957)	(16,118,495)	28,655,674	24,889,071
Advisor Class	5,533,563	3,560,156	139,116,473	173,060,786
Total capital share transactions	(81,469,517)	(104,099,262)	244,964,435	233,916,637
Net increase (decrease) in net assets	(1,910,070)	(79,069,036)	313,610,523	230,472,135
Net assets:
Beginning of year	1,712,518,139	1,791,587,175	1,555,828,288	1,325,356,153
End of year	$1,710,608,069	$1,712,518,139	$1,869,438,811	$1,555,828,288
Undistributed net investment income included in net assets:
End of year	$3,623,893	$3,928,245	$1,135,345	$1,047,889

60 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN CALIFORNIA TAX-FREE TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin California
	Ultra-Short
	Tax-Free Income Fund[a]
	Year Ended June 30,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$14,804	$—
Net realized gain (loss)	4,718	—
Net change in unrealized appreciation (depreciation)	5,099	—
Net increase (decrease) in net assets resulting from operations	24,621	—
Distributions to shareholders from:
Net investment income:
Class A1	(12,429)	—
Advisor Class	(2,375)	—
Total distributions to shareholders	(14,804)	—
Capital share transactions: (Note 2)
Class A1	(614,781,761)	(103,580,522)
Advisor Class	10,017,374	—
Total capital share transactions	(604,764,387)	(103,580,522)
Net increase (decrease) in net assets	(604,754,570)	(103,580,522)
Net assets:
Beginning of year	666,254,405	769,834,927
End of year	$61,499,835	$666,254,405
Undistributed net investment income included in net assets:
End of year	$25,181	$—

aOn March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized into Franklin California Ultra-Short Tax-Free Income Fund. Franklin California Tax-Exempt
Money Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund. See
Notes1and8.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A1 and Advisor Class
Franklin California Ultra-Short Tax-Free Income Fund
Class A, Class C & Advisor Class
Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund

Franklin California Insured Tax-Free Income Fund was closed to all new investments (other than reinvestments of dividends capital gain distributions) at the close of market on March 1, 2013.

Effective March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized with and into Franklin California Ultra-Short Tax-Free Income Fund, a new fund created for the purpose of the reorganization. Franklin California Tax-Exempt Money Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund. In connection with the reorganization Class A shareholders of Franklin California Tax-Exempt Money Fund received Class A1 shares of Franklin California Ultra-Short Tax-Free Income Fund. Additional shares of Class A1 will only be available for purchase by certain shareholders who received class A1 shares in connection with the reorganization and continue to remain shareholders of the Fund. Class A1 shares will not be available to new investors. In addition, effective March 18, 2016, Franklin California Ultra-Short Tax-Free Income Fund began offering a new class of shares, Advisor Class. See Note 8 for additional information.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Securities in Franklin California Tax-Exempt Money Fund prior to date of reorganization were valued at amortized cost, which approximates fair value. Amortized cost is an income-based approach which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant

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NOTES TO FINANCIAL STATEMENTS

unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

For all Funds except Franklin California Ultra-Short Tax-Free Income Fund, realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

For Franklin California Ultra-Short Tax-Free Income Fund, net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

e. Insurance (continued)

guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expect the risk of loss to be remote.

The preparation of financial statements in accordance with U.S.
GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets and

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds’ shares were as follows:

	Franklin California		Franklin California
	Insured		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended June 30, 2016
Shares sold	216,854	$2,867,572	17,336,656	$211,719,873
Shares issued in reinvestment of distributions	3,456,527	45,650,691	1,722,863	21,058,122
Shares redeemed	(9,504,331)	(125,298,386)	(12,747,596)	(155,585,707)
Net increase (decrease)	(5,830,950)	$(76,780,123)	6,311,923	$77,192,288
Year ended June 30, 2015
Shares sold	334,866	$4,375,341	15,967,054	$194,074,038
Shares issued in reinvestment of distributions	3,632,312	47,448,240	1,624,336	19,747,152
Shares redeemed	(10,997,127)	(143,364,504)	(14,668,226)	(177,854,410)
Net increase (decrease)	(7,029,949)	$(91,540,923)	2,923,164	$35,966,780

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		NOTES TO FINANCIAL STATEMENTS

	Franklin California		Franklin California
	Insured		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended June 30, 2016
Shares sold	47,574	$636,710	5,015,931	$61,466,596
Shares issued in reinvestment of distributions	375,420	5,030,529	346,997	4,255,715
Shares redeemed	(1,188,706)	(15,890,196)	(3,026,149)	(37,066,637)
Net increase (decrease)	(765,712)	$(10,222,957)	2,336,779	$28,655,674
Year ended June 30, 2015
Shares sold	42,836	$567,344	4,851,604	$59,189,587
Shares issued in reinvestment of distributions	405,767	5,375,270	328,292	4,005,225
Shares redeemed	(1,666,891)	(22,061,109)	(3,144,493)	(38,305,741)
Net increase (decrease)	(1,218,288)	$(16,118,495)	2,035,403	$24,889,071
Advisor Class Shares:
Year ended June 30, 2016
Shares sold	853,420	$11,336,121	19,388,496	$237,850,028
Shares issued in reinvestment of distributions	122,256	1,617,883	841,843	10,319,727
Shares redeemed	(560,838)	(7,420,441)	(8,904,905)	(109,053,282)
Net increase (decrease)	414,838	$5,533,563	11,325,434	$139,116,473
Year ended June 30, 2015
Shares sold	895,327	$11,662,412	21,278,440	$258,881,264
Shares issued in reinvestment of distributions	119,711	1,566,857	653,173	7,961,167
Shares redeemed	(743,345)	(9,669,113)	(7,697,432)	(93,781,645)
Net increase (decrease)	271,693	$3,560,156	14,234,181	$173,060,786

	Franklin California
	Ultra-Short
	Tax-Free Income Fund
	Shares	Amount
Class A1 Shares[a]:
Year ended June 30, 2016
Shares sold	10,356,318	$103,563,296
Shares issued in reinvestment of distributions.	1,213	12,137
Shares redeemed	(71,834,429)	(718,357,194)
Net increase (decrease)	(61,476,898)	$614,781,761
Year ended June 30, 2015
Shares sold	37,629,997	$376,299,974
Shares redeemed	(47,988,049)	(479,880,496)
Net increase (decrease)	(10,358,052)	$(103,580,522)
Advisor Class Shares:
Year ended June 30, 2016[b]
Shares sold	1,001,499	$10,015,000
Shares issued in reinvestment of distributions.	238	2,374
Net increase (decrease)	1,001,737	$10,017,374

aFormerly Class A shares of Franklin California Tax-Exempt Money Fund. See Notes 1 and 8.
bFor the period March 18, 2016 (commencement of class operations) to June 30, 2016.

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds and Franklin California Ultra-Short Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended June 30, 2016, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

	Franklin	Franklin
Franklin	California	California
California	Intermediate-Term	Ultra-Short
Insured Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

0.464%	0.468%	0.497%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board for Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under

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the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin
	Franklin	California
	California	Intermediate-Term
	Insured Tax-Free	Tax-Free
	Income Fund	Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%
Compensation Plans:
Class C.	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

		Franklin
	Franklin	California	Franklin
	California	Intermediate-Term	California
	Insured Tax-Free	Tax-Free	Ultra-Short Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers.	$—	$130,208	$—
CDSC retained	$—	$73,215	$—

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended June 30, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Franklin
	Franklin	California	Franklin
	California	Intermediate-Term	California
	Insured Tax-Free	Tax-Free	Ultra-Short Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$168,293	$167,815	$55,031

f. Waiver and Expense Reimbursements

Effective March 18, 2016 (date of reorganization) Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin California Ultra-Short Tax-Free Income Fund so that the expenses (excluding acquired fund fees and expenses) for Class A1 and Advisor Class of the Fund do not exceed 0.37% based on

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
f.	Waiver and Expense Reimbursements (continued)

the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, and liquidations) until October 31, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Additionally, Advisers has voluntarily agreed to waive or limit a portion of its investment management fees for Franklin California Ultra-Short Tax-Free Income Fund to the extent necessary to allow the Fund to pay a monthly dividend at an annualized distribution rate of 0.25%. Because such a waiver will be limited to the amount of investment management fees earned by Advisers, the Fund’s monthly dividend may fall below an annualized distribution rate of 0.25% if the Fund does not earn enough income (after waivers) to reach such rate. Advisers may discontinue this waiver at any time upon notice to the Fund’s Board.

Prior to March 18, 2016 (date of reorganization), in efforts to prevent a negative yield for Franklin California Tax-Exempt Money Fund, Advisers and FT Services had voluntarily agreed to waive or limit their respective fees, assume as their own expense certain expenses otherwise payable by the Fund and if necessary, make a capital infusion into the Fund. These waivers, expense reimbursements and capital infusions were voluntary and subject to modification or discontinuation by Advisers or FT Services at any time, and without further notice.

g. Other Affiliated Transactions

At June 30, 2016, an interested board member of the Trust owned 16.29% of Franklin California Ultra-Short Tax-Free Income Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

h. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. Purchases and sales for the year ended June 30, 2016, were as follows:

		Franklin	Franklin
	Franklin	California	California
	California	Intermediate-Term	Ultra-Short
	Insured Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Interfund Transactions - Purchases	$—	$—	$1,521,960
Interfund Transactions - Sales	$1,521,960	$—	$522,547,000

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, must be fully utilized before those losses with expiration dates.

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NOTES TO FINANCIAL STATEMENTS

At June 30, 2016, the capital loss carryforwards were as follows:

		Franklin California
	Franklin California	Intermediate-Term
	Insured Tax-Free	Tax-Free Income
	Income Fund	Fund
Capital loss carryforwards subject to expiration:
2017	$1,446,203	$5,166,158
2018	—	1,396,013
2019	7,062,310	2,006,118
Capital loss carryforwards not subject to
expiration:
Short term	22,397,836	8,079,681
Long term	—	14,705,874
Total capital loss carryforwards	$30,906,349	$31,353,844

During the year ended June 30, 2016, Franklin California Insured Tax-Free Income Fund and Franklin California Ultra-Short Tax-Free Income Fund utilized $794,831 and $4,365 respectively, of capital loss carryforwards. All capital loss carryforwards utilized by Franklin California Ultra-Short Tax-Free Income Fund originated from the Franklin California Tax-Exempt Money Fund prior to the reorganization.

On June 30, 2016, Franklin California Intermediate-Term Tax-Free Income Fund had expired capital loss carryforwards of $154,257, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended June 30, 2016 and 2015, was as follows:

	Franklin California		Franklin California		Franklin California
	Insured		Intermediate-Term		Ultra-Short
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2016	2015	2016	2015	2016	2015
Distributions from tax exempt income	$65,950,741	$70,101,802	$44,944,368	$41,454,054	$14,804	$—

At June 30, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed short term capital gains for income tax purposes were as follows:

		Franklin
	Franklin	California	Franklin
	California	Intermediate-Term	California
	Insured Tax-Free	Tax-Free Ultra-Short Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$1,436,554,382	$1,691,478,288	$70,053,464

Unrealized appreciation	$254,946,441	$158,446,994	$7,344
Unrealized depreciation	—	(7,454,362)	(2,245)
Net unrealized appreciation (depreciation)	$254,946,441	$150,992,632	$5,099

Undistributed tax exempt income	$3,831,437	$1,598,176	$25,313
Undistributed short term capital gains	—	—	353
Distributable earnings	$3,831,437	$1,598,176	$25,666

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts, non-deductible expenses, and bond workout expenditures.

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NOTES TO FINANCIAL STATEMENTS

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended June 30, 2016, were as follows:

		Franklin
	Franklin	California	Franklin
	California	Intermediate-Term	California
	Insured Tax-Free	Tax-Free Ultra-Short Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases	$13,903,800	$286,788,832	$2,290,760
Sales.	$109,397,949	$64,433,524	$—

6. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. Upcoming Reorganization

On May 17, 2016, the Board for Franklin California Tax-Free Trust approved a proposal to reorganize Franklin California Insured Tax-Free Income Fund with and into Franklin California Tax-Free Income Fund, subject to approval by the shareholders of Franklin California Insured Tax-Free Income Fund.

8. Reorganization

Pursuant to a plan of reorganization approved on February 26, 2016 by the shareholders of Franklin California Tax-Exempt Money Fund (Acquired Fund), Franklin California Ultra-Short Tax-Free Income Fund (Surviving Fund), having no assets of its own, acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, through a tax-free exchange of 6,936,914 shares of the Surviving Fund (valued at $69,408,092) and assumed all of the Acquired Fund’s liabilities. The Acquired Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of the Acquired Fund.

The primary purpose for the reorganization was to combine the Acquired Fund with the Surviving Fund that has generally similar investment goals, principal strategies and principal risks but was not subject to the portfolio credit quality, liquidity, maturity and diversification standards applicable to money market funds pursuant to Rule 2a-7 of the 1940 Act. The estimated cost of the reorganization was $134,845 of which Advisers and the Acquired Fund each paid 50%. The Acquired Fund’s actual portion of reorganization cost in excess of the estimated cost accrued at time of reorganization are included with other fees in the Surviving Fund’s Statement of Operations.

In order to provide comparable accounting and performance information and avoid performance distortions that result from combining the historical rate records of the Acquired Fund, which during the Acquired Fund’s period of operations had a stated NAV of $1.00, with the performance of the Surviving Fund, which has an initial NAV of $10.00 that subsequently fluctuated, the NAVs, financial highlights per share operating performance and distributions, and shares of beneficial interest of the Acquired Fund

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were adjusted by a factor of 10. As a result of adopting the accounting records of the Acquired Fund by the Surviving Fund, the Surviving Fund’s pro forma results of operations, assuming the reorganization had been completed on July 1, 2015, is the same as the amounts shown for the Surviving Fund on the Statements of Operations.

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

9. Credit Facility

The Funds, except for the Franklin California Ultra-Short Tax-Free Income Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which, matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the year ended June 30, 2016, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2016, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915	FNMA	Federal National Mortgage Association
ABAG	The Association of Bay Area Governments	GNMA	Government National Mortgage Association
AD	Assessment District	GO	General Obligation
AGMC	Assured Guaranty Municipal Corp.	ID	Improvement District
AMBAC	American Municipal Bond Assurance Corp.	MFHR	Multi-Family Housing Revenue
BAM	Build America Mutual Assurance Co.	MTA	Metropolitan Transit Authority
BART	Bay Area Rapid Transit	MUD	Municipal Utility District
BHAC	Berkshire Hathaway Assurance Corp.	NATL	National Public Financial Guarantee Corp.
CDA	Community Development Authority/Agency	PBA	Public Building Authority
CFD	Community Facilities District	PFA	Public Financing Authority
COP	Certificate of Participation	PFAR	Public Financing Authority Revenue
CRDA	Community Redevelopment Authority/Agency	RDA	Redevelopment Agency/Authority
ETM	Escrow to Maturity	SFMR	Single Family Mortgage Revenue
FGIC	Financial Guaranty Insurance Co.	UHSD	Unified/Union High School District
FHA	Federal Housing Authority/Agency	USD	Unified/Union School District
FICO	Financing Corp.	XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin California Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Ultra-Short Tax-Free Income Fund ( the funds constituting the Franklin California Tax-Free Trust, hereafter referred to as the "Fund") at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 18, 2016

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended June 30, 2016. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2017, shareholders will be notified of amounts for use in preparing their 2016 income tax returns.

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Special Meeting of Shareholders

A Special Meeting of Shareholders (the “Meeting”) of the Franklin California Tax-Exempt Money Fund (“Franklin California Money Fund”), a series of the Franklin California Tax-Free Trust (the “Trust”), was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, CA 94403-1906, on February 26, 2016. The purpose of the meeting was to approve a Plan of Reorganization between the Franklin California Money Fund and Franklin California Ultra-Short Tax-Free Income Fund (“Franklin California Ultra-Short Fund”), each a series of the Trust, that provided for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Franklin California Money Fund by the Franklin California Ultra-Short Fund in exchange solely for full and fractional Class A1 shares of beneficial interest, with no par value, of the Franklin California Ultra-Short Fund, (ii) the distribution of such shares to the shareholders of the Franklin California Money Fund, and (iii) the complete liquidation and dissolution of the Franklin California Money Fund. No other business was transacted at the Meeting with respect to the Franklin California Money Fund.

The results of the voting at the Meeting were as follows:

Proposal: To approve a Plan of Reorganization between Franklin California Money Fund and Franklin California Ultra-Short Fund, each a series of the Trust.

		% of	% of
	Number of	Outstanding	Shares
	Shares	Shares	Present
Affirmative	539,744,635.7213	81.988%	99.365%
Against	3,127,019.9005	0.475%	0.576%
Abstain	318,148.5112	0.048%	0.059%
Total	543,189,804.1330	82.511%	100.00%

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1985	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2006	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June–December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board and	Board since 2013
San Mateo, CA 94403-1906	Trustee	and Trustee since
1978
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion

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SHAREHOLDER INFORMATION

of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge report prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2015, and for the previous 10 years ended that date. The following summarizes the performance results for each of the Funds.

Franklin California Insured Tax-Free Income Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Broadridge report showed that the Fund’s income return during 2015 was in the highest quintile of its performance universe and for the previous three-, five- and 10-year periods on an annualized basis was in the second-highest quintile of its performance universe. The Broadridge report also showed that the Fund’s total return during 2015 was in the second-highest performing quintile of its performance universe, and on an annualized basis was in either the highest performing or second-highest performing quintile of such universe for each of the previous three-, five-and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Broadridge report and noted its income-oriented investment objective.

Franklin California Intermediate-Term Tax-Free Income Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional California intermediate municipal debt funds as selected by Lipper. Such Broadridge report comparison showed that the Fund’s income return in 2015 was in the second-highest quintile of such performance universe, and on an annualized basis was in either the highest or second- highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Broadridge report showed that the Fund’s total return during 2015 was in the second-highest performing quintile of its performance universe and on an annualized basis was in the highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Broadridge report.

Franklin California Tax-Exempt Money Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional California tax-exempt money market funds as selected by Lipper. The Broadridge report showed the Fund’s total return to be in the second-lowest performing quintile of its performance universe during 2015, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three- and 10-year periods, and the lowest performing quintile for the previous five-year period. In discussing such performance, management explained that it reflected the Fund’s conservative policy of focusing on safety and liquidity by investing primarily in short-term securities, with its portfolio having no derivative holdings or investments in non-rated securities or securities subject to the alternative minimum tax, which generally offer higher yields. The Board noted that management had proposed and the Board approved a reorganization of this Fund into the newly-formed Franklin California Ultra-Short Tax-Free Income Fund. In light of this proposed reorganization the Board found such performance acceptable, noting that the Fund’s expenses were subsidized by management to avoid net asset value falling below one dollar per share and that the median return within the Lipper performance universe for the one-year period was one basis point.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing,

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FRANKLIN CALIFORNIA TAX-FREE TRUST

SHAREHOLDER INFORMATION

particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of such group. The Lipper contractual investment management fee analysis includes administrative fees as being part of management fees and total expenses for comparative consistency were shown by Lipper for Fund Class A shares in the case of Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund. The Broadridge report for Franklin California Insured Tax-Free Income Fund showed that its contractual investment fee rate was below the median of its Lipper expense group and that its actual total expense ratio was the least expensive of its Lipper expense group. The Broadridge report for Franklin California Intermediate-Term Tax-Free Income Fund showed that its contractual investment fee rate was 1.8 basis points above the median of its Lipper expense group, but its actual total expense ratio was below the median of its Lipper expense group. The Board was satisfied with the management fees and total expenses of these two Funds in comparison to their Lipper expense groups. The Lipper expense comparison for Franklin California Tax-Exempt Money Fund showed its contractual investment management fee to be 3.2 basis points higher than its Lipper expense group median, while its actual total expense ratio was below the median of such expense group. The Board was satisfied with the comparative expenses of this Fund as shown in the Broadridge report, noting the proposed reorganization of the Fund and the fact that the Fund’s expenses were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counter-parties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided, also noting with respect to Franklin California Tax-Exempt Money Fund that expenses were being subsidized by management.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

SHAREHOLDER INFORMATION

precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in the Funds’ investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The management fee structure, including administrative expenses, for each Fund provides for a fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; and 0.45% on the next $7.25 billion of net assets, with additional breakpoints continuing thereafter until reaching a final breakpoint of 0.36% for net assets in excess of $20 billion. As of December 31, 2015, the net assets of Franklin California Insured Tax-Free Income Fund were approximately $1.69 billion, and those of Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund were approximately $1.66 billion and $638 million, respectively. In discussing the fee levels, management’s position was that the existing fee rate reaches a low level quickly, which anticipates economies of scale as assets grow, and in support of such position pointed out the effective management fee rate and low total actual expense comparisons for these Funds within their Lipper expense groups as previously discussed under “Comparative Expenses.” The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for these three Funds provides a sharing of benefits with each Fund and its shareholders. The Board also noted the fact that management was subsidizing the expenses of the Franklin California Tax-Exempt Money Fund.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

84 Annual Report

franklintempleton.com

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $105,479 for the fiscal year ended June 30, 2016 and $100,734 for the fiscal year ended June 30, 2015.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,424 for the fiscal year ended June 30, 2016 and $0 for the fiscal year ended June 30, 2015.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $442,751 for the fiscal year ended June 30, 2016 and $229,400 for the fiscal year ended June 30, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $444,175 for the fiscal year ended June 30, 2016 and $229,400 for the fiscal year ended June 30, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.             N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  August 25, 2016

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  August 25, 2016